EXHIBIT 10.39

CONFIDENTIAL TREATMENT REQUESTED

The asterisked (“*****”) portions of this document have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

AMENDED AND RESTATED AGREEMENT

This Amended and Restated Agreement (the “Agreement”), is made and effective as of this 1st day of July, 2003, by and between EchoStar Orbital Corporation II, with a place of business at 5701 South Santa Fe Drive, Littleton, Colorado 80120 (“EchoStar”) and Loral Skynet, a division of Loral SpaceCom Corporation, with a place of business at 500 Hills Drive, Bedminister, New Jersey 07921 (“Skynet”) and amends and restates that certain Agreement entered into as of February 22, 2000, between EchoStar and Skynet. EchoStar and Skynet are hereinafter referred to collectively as the “Parties” and individually as a “Party”.

WHEREAS, EchoStar is in the business of providing commercial satellite-based broadcast services and is interested in operating such a service in the Ku-Band and Ka-Band frequencies from the 121° W.L. orbital location;

WHEREAS, Skynet is in the business of providing commercial satellite services and is interested in operating such a service in the C-Band frequencies from the 121° W.L. orbital location; and

WHEREAS, EchoStar and Skynet are interested in the construction, purchase and operation of a hybrid C/Ku/Ka-Band satellite to be placed in the 121° W.L. orbital location, with EchoStar owning and operating the Ka-Band and Ku-Band payloads, Skynet owning and operating the C-Band payload, and EchoStar and Skynet jointly owning and operating the elements that are common to and/or shared by the Ka-Band, Ku-Band and C-Band payloads;

NOW THEREFORE, the Parties agree as follows:

1. Purchase of the Satellite. Contemporaneously with the execution of this Agreement, EchoStar shall enter into the amended and restated contract attached as Exhibit A hereto (the “Satellite Contract”) with Space Systems/Loral Inc. (“SS/L”) for the construction and purchase of a hybrid C/Ku/Ka-Band satellite to be delivered in-orbit to the 121° W.L. orbital location (hereinafter referred to as “EchoStar 9”). Capitalized terms used and not otherwise defined herein shall have the meanings as defined in the Satellite Contract.

2. Ownership, Title and Operation. EchoStar shall exclusively own and operate the Ka-Band and Ku-Band payloads on the EchoStar 9 satellite. Skynet shall exclusively own and operate the C-Band payload on the EchoStar 9 satellite. EchoStar and Skynet shall jointly own, as tenants in common on a ***** percent basis in favor of EchoStar (the “Ownership Ratio”), the elements of the EchoStar 9 satellite that are common to and/or shared by the Ka-Band, Ku-Band and C-Band payloads (the “Common Elements”). Title to the C-

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Band payload and to Skynet’s ownership interest in the Common Elements shall automatically and immediately pass from EchoStar to Skynet upon transfer of title to the EchoStar 9 satellite from SS/L to EchoStar pursuant to the Satellite Contract; provided, however, that following such passage of title to Skynet, in the event of a partial or total loss of the C-Band payload and/or Skynet’s ownership interest in the Common Elements, Skynet’s title shall be subject to any salvage value remedies included in the applicable risk management insurance policies for the EchoStar 9 satellite procured by SS/L pursuant to Article 39 of the Satellite Contract. *****. Each Party may grant security interests in and otherwise encumber its payload (s) and its ownership interest in the Common Elements, provided that in the event of foreclosure upon any security interest in or other encumbrance upon a Party’s ownership interest in the Common Elements, the foreclosing entity shall take such interest subject to the terms and conditions of this Agreement, and provided further that following such foreclosure the Party whose interest was not foreclosed upon shall have the right to *****. In the event that a payload design change made by either Party pursuant to Section 5 of this Agreement results in an adjustment to the Firm Fixed Price, then the Ownership Ratio shall be adjusted accordingly.

3. Payment of the Purchase Price. EchoStar shall be responsible for paying ***** of the Firm Fixed Price (as defined in the Satellite Contract) for the EchoStar 9 satellite subject to and upon the terms and conditions set forth in the Satellite Contract. Skynet shall be responsible for paying SS/L the remaining ***** of the Firm Fixed Price subject to and upon the terms and conditions of this Agreement and of a separate agreement(s) to be mutually agreed upon between Skynet and SS/L. Design changes made pursuant to Section 5 of this Agreement shall result in an adjustment to the Firm Fixed Price and the Ownership Ratio as and to the extent set forth in Section 5. *****.

4. Insurance.

4.1 EchoStar and Skynet shall each have the right to procure their own insurance for their respective payload(s) and their respective ownership interests in the Common Elements with such coverage terms and conditions (including without limitation sums insured) as each Party shall determine in its sole judgment; provided that neither Party shall be entitled to take more than the following percentage of the maximum sum insurable under the existing bulk-buy

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proposed by Willis without the prior written consent of the other Party which consent shall not be unreasonably withheld or delayed: (i) EchoStar: ***** and (ii) Skynet: *****

4.2 Each Party shall, at its own cost and expense, timely provide the other Party with all reasonable assistance requested by the other Party in connection with the procurement of insurance as contemplated under this Section 4.

5. Payload Design Changes.

5.1 Either Party may at any time and from time to time make changes in the design of its payload(s), provided that such change does not negatively impact: (i) the scheduled launch date for the EchoStar 9 satellite, (ii) the performance of the other Party’s payload(s), or (iii) the designed operational life of the other Party’s payload or the designed orbital maneuver life of the Echostar 9 satellite, unless the other Party has otherwise agreed in writing (which agreement may be withheld in the other Party’s sole judgment).

5.2 ******.

5.3 The Party making a design change to its payload(s) shall be solely responsible for paying any increases to the Firm Fixed Price that result from such change (including changes to the Common Elements necessitated by the design change made to such Party’s payload). Similarly, the Party making a design change to its payload(s) shall receive the full benefit of any reductions in the Firm Fixed Price resulting from such change to its payload. In either case, the Ownership Ratio shall be adjusted accordingly.

6. Satellite Management. Skynet shall, *****, provide EchoStar with support from its staff of Loral Skynet Spacecraft and Launch Engineers for oversight of satellite design, fabrication, testing and integration and for oversight of launch integration, including without limitation supporting EchoStar at the launch site during the launch campaign and providing technical consultation during transfer orbit operations and in orbit testing of the satellite, that is reasonably acceptable to EchoStar and designed to ensure that SS/L manufactures, launches and delivers the EchoStar 9 satellite in accordance with the terms and conditions of the Satellite Contract (the “Satellite Management Services”). In performing the Satellite Management Services, Skynet shall assign at least ***** to be dedicated to the EchoStar 9 program on a full-time basis, who will be stationed on-site at SS/L’s facility in Palo Alto, California. Such on-site ***** shall report solely and exclusively to EchoStar for matters

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dealing with the Ka-Band and Ku-Band payloads, solely and exclusively to Skynet for matters dealing with the C-Band payload, and jointly to both EchoStar and Skynet for matters dealing with the Common Elements. The Satellite Management Services shall be performed by Skynet under the same terms and conditions ***** as set forth in that certain Agreement between EchoStar Satellite Corporation and AT&T Corp. Concerning Technical Support, dated March 25, 1996, and the Statement of Work attached as Exhibit A thereto as such Exhibit A was amended on February 12, 1999 (the “Technical Support Agreement”); provided that the license granted to EchoStar with respect to certain Delivered Information pursuant to Section 17.A of the Technical Support Agreement shall be expanded to include defined business purposes of designing, constructing and delivering FSS, DBS and Ka-Band Satellites. *****.

7. TT&C Services. Skynet shall, *****, provide telemetry, tracking, and control (“TT&C”) services for the EchoStar 9 satellite, beginning at Acceptance of such satellite and continuing for the actual orbital maneuver life of the EchoStar 9 satellite, under the same terms and conditions ***** as set forth in that certain Amended and Restated Tracking, Telemetry and Control Services Agreement between EchoStar Satellite Corporation and AT&T Corp., effective as of March 26, 1996, as amended and assigned to Skynet (the “TT&C Agreement”); provided that the license granted to EchoStar with respect to certain Delivered Information pursuant to Sections 8.A and 8.D of the TT&C Agreement shall be expanded to include the defined business purpose of providing services to Customer’s FSS, DBS and Ka-Band satellite(s)). *****. The Parties

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agree that (a) in-orbit testing (“IOT”) for the Ka-Band and Ku-Band payloads will be conducted at EchoStar’s uplink facility in Cheyenne, Wyoming or Gilbert, Arizona, at EchoStar’s option, with support from Skynet facilities as reasonably needed, (b) IOT for the C-Band payload shall be performed at Skynet’s uplink facility in Hawley, Pennsylvania, (c) IOT for the Common Elements shall be performed at a facility to be mutually agreed upon by the Parties after consultation with SS/L, (d) the Satellite IOT Review shall be held at a single location to be mutually agreed upon by the Parties after consultation with SS/L, and (e) each Party shall be entitled to have representatives present at each of the events described in Subsections (a) through (d) above.

8. Decision-Making Authority. Each Party shall have final decision-making authority with respect to all matters regarding the construction and operation of the EchoStar 9 satellite that solely and exclusively impact its respective payload(s). *****

9. Power Sharing Parties. *****

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*****

10. Cooperation.

10.1 Each Party shall, *****, timely provide the other Party with all reasonable assistance requested by the other Party in connection with: (i) the preparation, coordination and filing of any and all applications required to be filed by the other Party for licenses with the Federal Communications Commission, or any successor agency thereto (the “FCC”) and any other governmental agencies in connection with the construction, launch and operation of the EchoStar 9 satellite and/or the Substitute Satellite; (ii) the filing of any technical filings required to be made by the other Party with the FCC or any other governmental agency; and (iii) all filings required to be made by the other Party with the International Telecommunication Union (or any successor agency thereto) regarding radio frequency and orbital position coordination.

10.2 Skynet shall give all reasonable assistance requested by EchoStar, ***** necessary for EchoStar to perform under the Satellite Contract with respect to the C-Band payload and Skynet’s interest in the Common Elements, including without limitation the timely provision of all purchaser-furnished equipment, facilities and services applicable to the C-Band payload described in the Statement of Work in good working condition and adequate for the required purpose.

11. Taxes. EchoStar shall be responsible for the payment of any and all sales, use, gross receipts, excise and other taxes (collectively “Taxes”) assessed solely and exclusively on the construction, use and operation or addition of value to the Ka-Band or Ku-Band payloads on the EchoStar 9 satellite, and EchoStar shall indemnify Skynet from any such Taxes in accordance with the provisions of Section 17 below. Skynet shall be responsible for the payment of any and all Taxes assessed solely and exclusively on the construction, use and operation or addition of value to the C-Band payload on the EchoStar 9 satellite, and Skynet shall indemnify EchoStar from any such Taxes in accordance with the provisions of Section 17 below. *****

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*****

12. Sale, Abandonment and Substitute Satellite.

*****

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*****

13. Termination. Unless terminated sooner pursuant to Section 12.1(c) above, this Agreement shall continue in full force and effect until the end of the actual orbital maneuver life of the EchoStar 9 satellite.

14. Confidentiality.

14.1 Confidential Information. Each Party will treat as confidential the terms of this Agreement, together with all information whether of a technical nature or otherwise relating in any manner to the business, technical, operational, legal or other affairs of the other Party as may be communicated to it hereunder or otherwise in connection with this Agreement, both prior and subsequent to its execution (the “Confidential Information”). Each Party undertakes that except as authorized in writing by the other Party, it will neither disclose any Confidential Information to any person, including the media, nor use the Confidential Information other than for purposes permitted under this Agreement. Each Party shall use all reasonable efforts and shall take every reasonable precaution to protect and maintain the confidentiality of the Confidential Information, which precautions shall be at least equivalent in scope and effect to the measures taken by that Party to protect its own most confidential proprietary information. Each Part hereby agrees to limit disclosure of Confidential Information to those of its employees who need to know such information in the performance of their duties in relation to the EchoStar 9 satellite and to consultants who (i) require access to the information in the performance of their duties in relation to the EchoStar 9 satellite and (ii) have executed a written non-disclosure agreement, the provisions of which are sufficiently wide to protect the confidentiality of the information being disclosed. Each Party shall be liable to the other Party for the acts and omissions of its employees and consultants in breach of the provisions of this Section 14.

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Notwithstanding the foregoing, the terms of this Agreement and any amendments thereof may be disclosed to SS/L and to the Parties’ respective insurance brokers and underwriters in connection with any and all bona fide attempts to place insurance as contemplated by Section 4 above.

14.2 Exclusions. The provisions of this Section 14 shall not apply to any information that (i) is in the public domain, or which becomes generally known to the public, other than by default of the recipient Party; (ii) was in the lawful possession of the recipient Party prior to the disclosure, and was not obtained either directly or indirectly from the disclosing Party; (iii) is, or had already been, verifiably independently generated by the recipient Party, without reference to the disclosing Party’s Confidential Information; (iv) is required to be disclosed by law or the valid order of a court of competent jurisdiction or the request of any governmental or other regulatory authority or agency in which event the Party required to disclose such Confidential Information shall so notify the other Party as promptly as practicable (and if possible prior to making any disclosure) and shall use reasonable commercial efforts to seek confidential treatment of such information.

14.3 Injunctive Relief. The Parties agree that any breach of this Section 14 by the recipient Party will result in the substantial likelihood of irreparable harm and injury to the disclosing Party and that in the event of such a breach, monetary damages alone would not be an adequate remedy and which damages are difficult to accurately measure. Accordingly, in the event of such a breach or threatened breach by the recipient Party, the disclosing Party shall be entitled to injunctive relief in any court of competent jurisdiction, without prejudice to the other remedies available to the disclosing Party at law, in equity or otherwise for such breach or threatened breach.

14.4 No Implied License. Except as expressly set forth to the contrary herein, this Agreement shall not be construed as granting or conferring any interests or rights, by license or otherwise, in any of the Confidential Information, including, without limitation, any patent or patent application or any copyright in which the disclosing Party now has or subsequently may obtain any right, title or interest or any other intellectual property rights. Except as otherwise expressly contemplated herein or agreed by the Parties, all materials created or fabricated by the recipient Party, including without limitation evaluations, based upon the Confidential Information are deemed to be Confidential Information and are owned by and are the exclusive property of the disclosing Party, and shall be returned by the recipient Party to the disclosing Party immediately upon request by the disclosing Party or termination or expiration of this Agreement.

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14.5 Prior Agreements. The confidentiality obligations set forth in this Agreement are in addition to, and not in lieu of, any agreements between the Parties and/or any of their Affiliates (as defined in Section 19.3 below) respecting confidentiality that were executed on or before the date first set forth above.

15. Publicity. Neither Party shall issue a press release regarding this Agreement or the transactions contemplated hereby, without the express written consent of the other Party, which consent shall not be unreasonably withheld or delayed; provided that nothing in this Section 15 shall be construed as limiting a Party’s right to disclose certain information in accordance with Section 14.2(iv) above.

16. Dispute Resolution.

*****

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*****

17. Indemnification.

17.1 Each Party shall defend, indemnify and hold harmless the other Party, and its Affiliates, and their respective directors, officers, employees, shareholders, agents and representatives from and against all losses, damages, liabilities, suits and expenses (including, but not limited to, reasonable attorneys’ fees) (collectively “Losses”) attributable to *****.

17.2 The right to any indemnity specified in this Section 17 shall be subject to the following conditions:

(i)    The Party seeking indemnification shall promptly advise the other Party in writing of the filing of any suit or of any written or oral claim for indemnification upon receipt thereof and shall provide the other Party, at its request, with such

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assistance and information available to the indemnified party as is relevant to the defense such suit or claim. Any such assistance or information that is furnished by the indemnified Party at the request of the indemnifying Party *****

(ii)   The Party seeking indemnification shall not make any admission nor shall it reach a compromise or settlement without the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed.

(iii)   The indemnifying Party shall assist and shall have the right to assume, when not contrary to the governing rules of procedure, the defense of any claim or suit in settlement thereof and shall satisfy any judgments rendered by a court of competent jurisdiction in such suits and shall make all settlement payments.

(iv)   The Party seeking indemnification may participate in any defense ***** using counsel reasonably acceptable to the indemnifying Party, provided there is no conflict of interest and that such participation would not and does not adversely affect the conduct of the proceedings.

(v)       *****(i) the indemnifying Party and such indemnified Party shall have mutually agreed to retention of such other counsel; or (ii) the named parties to any proceeding (including without limitation any impleaded parties) include both the indemnifying Party and such indemnified Party and representation of both the indemnifying Party and such indemnified Party by the same counsel would be inappropriate due to actual or potential conflicts of interest between them.

18. LIMITATION OF LIABILITY. THE LIMITATION OF LIABILITY PROVISION OF THE TT&C AGREEMENT SHALL EXCLUSIVELY CONTROL LIABILITIES ARISING OUT OF THE PROVISION OF TT&C SERVICES. THE LIMITATION OF LIABILITY, PROVISION OF THE TECHNICAL SUPPORT AGREEMENT SHALL EXCLUSIVELY CONTROL LIABILITIES ARISING OUT OF THE PROVISION OF SATELLITE MANAGEMENT SERVICES. EXCEPT WITH RESPECT TO BREACHES OF SECTION 14 OR 15 OF THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE DIRECTLY OR INDIRECTLY TO THE OTHER PARTY, ITS AFFILIATES, OR THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS, AGENTS, CUSTOMERS, CONTRACTORS OR SUBCONTRACTORS AT ANY TIER (INCLUDING WITHOUT LIMITATION SUPPLIERS OF ANY KIND), OR TO ANY OTHER PERSON OR ENTITY CLAIMING BY OR THROUGH SUCH PARTY FOR ANY AMOUNTS REPRESENTING LOSS OR PROFITS, LOSS OF BUSINESS, OR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, CONSEQUENTIAL, OR PUNITIVE DAMAGES ARISING FROM OR RELATING TO THE PERFORMANCE

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OR NONPERFORMANCE OF THIS AGREEMENT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH, WHETHER THE BASIS OF THE LIABILITY IS BREACH OF CONTRACT, TORT, STATUTES OR ANY OTHER LEGAL THEORY. THIS LIMITATION OF LIABILITY SHALL NOT BE CONSTRUED TO LIMIT A PARTY’S INDEMNIFICATION OBLIGATIONS PURSUANT TO SECTIONS 11 AND 17.

19. Miscellaneous.

19.1 Relationship of the Parties. This Agreement defines the cooperative activities of the Parties in the acquisition, manufacture and operation of a C/Ku/Ka-Band hybrid satellite under the terms contained herein. Except for the covenants contained herein, no legal entity or relationship of any kind, including but not limited to a joint venture, pooling arrangement, agency, partnership or other form of business relationship shall be deemed to arise herefrom between the Parties or between any other individuals, organizations or corporation. Each Party shall act as an independent contractor and not as an agent for the other and no Party shall have any authority to bind the other Party except to the extent specifically provided herein.

19.2 Applicable Law and Construction. This Agreement shall be construed, and the relations between the Parties determined, in accordance with the laws of the state of New York, except for its choice of laws provisions. The descriptive headings contained in this Agreement are included for convenience and reference only and shall not be held to expand, modify, amplify or aid in the interpretation, construction or meaning of this Agreement. Skynet and EchoStar acknowledge and agree that they and their counsel have reviewed, or have been given a reasonable opportunity to review, this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or attachments hereto.

19.3 Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, legal representatives, successors and permitted assigns. Neither this Agreement nor any rights, duties or obligations hereunder may be assigned, delegated or otherwise transferred, in whole or in part, by either Party, ***** without the prior written consent of the other Party, which consent shall not be unreasonably withheld; *****

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*****. Any attempted assignment, delegation, sale or other transfer in contravention of the above provisions shall be void ab initio.

19.4 Notices. All notices and other communications that may be or are required to be given hereunder shall be in writing and shall be sent via first-class registered or certified mail, return receipt requested and postage prepaid, or via overnight courier service, charges prepaid, to the party to be notified at the following address(es), or sent by facsimile transmission to the party to be notified at the following fax number(s), or to such other persons, address(es) or fax number(s) as such party may have substituted by written notice to the other parties in accordance with the provisions of this Section 19.4:

In the case of EchoStar:

Echostar Orbital Corporation II
5701 S. Santa Fe Drive
Littleton, Colorado 80120
Attn: Rohan Zaveri, Director of Space Programs
Fax: (303)723-1099

With a copy to:

Echostar Orbital Corporation II
5701 S. Santa Fe Drive
Littleton, Colorado 80120
Attn: David K. Moskowitz, Senior Vice President and General Counsel
Fax: (303) 723-1699

In the case of Skynet:

Loral Skynet
500 Hills Drive
P.O. Box 7018
Bedminster, NJ 07921
Attn: Robert DeMartini, Director, Supplier Relations
Facsimile Number: (908) 470-2453

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With a copy to:

Loral Skynet
500 Hills Drive
P.O. Box 7018
Bedminster, NJ 07921
Attn: Sundaram Moorthy
Fax: (908) 470-2457

The sending of such notice with confirmation of successful receipt of the complete transmission (in the case of facsimile transmissions) or receipt of such notice (in the case of delivery by first class registered or certified mail or by overnight courier service) shall constitute the giving thereof.

19.5 Unrestricted Activities. Nothing contained herein shall be deemed to restrict a Party from quoting, offering to sell, selling to, receiving quotes, offering to purchase or purchasing from others *****.

19.6 Entire Agreement. The original agreement between EchoStar Orbital Corporation (“EOC”) and Skynet dated February 22, 2000 (the “Original Agreement”), is hereby amended, restated and superceded in its entirety by this Amended and Restated Agreement effective as of July 1, 2003. This Amended and Restated Agreement constitutes the entire understanding and agreement between the Parties with respect to the subject matter hereof, and supersedes all such prior representations and agreements, oral or written. This Agreement shall not be modified or altered, except in a writing executed by a duly authorized representative of each Party. EOC assigned the Original Agreement in whole to EchoStar (an entity under common control with EOC), and EchoStar hereby acknowledges and agrees that it assumed all of the obligations of EOC under the Original Agreement, effective as of November 14, 2002 (the “Assignment”). *****, Skynet hereby grants its approval of the Assignment.

19.7 Compliance with Export Control and Other Laws and Regulations. The Parties shall comply with all United States Export Control Regulations and all other laws and regulations which apply to this Agreement; and further will not directly or indirectly perform or fail to perform any act which will constitute a violation of such laws or regulations in the performance of the Agreement.

19.8 Waiver. The failure or delay of either Party at any time to exercise or enforce any right or remedy available to it under this Agreement with respect to any breach or default by the other Party shall not be construed to be a waiver of such right or remedy with respect to any other breach or default by the other Party. The

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delay or failure of either Party to give notice of breach or default shall not be deemed to be a waiver of the right to do so for that or any subsequent breach or default or for the persistence in a breach or default of a continuing nature.

19.9 Counterparts. This Agreement may be signed in counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

19.10 Severability. The Parties agree that each provision of this Agreement shall be construed as separable and divisible from every other provisions and that the enforceability of any one provision shall not limit the enforceability, in whole or in part, of any other provision hereof. In the event that a court of competent jurisdiction or a panel of arbitrators selected pursuant to Section 16.2 above determines that any term or provision herein, or the application thereof to any person, entity or circumstance, shall to any extent be invalid or unenforceable, then such term or provision shall be enforced to the maximum extent deemed by such court or panel of arbitrators to be permissible, and the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.

19.11 Survival of Obligation. The obligations of the Parties under this Agreement, which by their nature logically would be expected to survive termination, cancellation, or expiration of this Agreement, including without limitation those set forth in Sections 7 ***** 14, 15, 16, 17, 18, 19.2 and 19.4, shall survive termination, cancellation or expiration of this Agreement for the applicable time period specified in such section or, if no time period is specified, for a reasonable period of time under the circumstances.

19.12 Remedies Cumulative. Except as otherwise expressly set forth herein, it is agreed that the rights and remedies herein provided in case of default or breach of this Agreement are cumulative and shall not affect in any manner any other remedies that any Party may have by reason of such default or breach, except as expressly limited in this Agreement. Except as otherwise expressly set forth herein, the exercise of any right or remedy herein provided shall be without prejudice to the right to exercise any other right or remedy provided herein, at law, or in equity.

19.13 Order of Precedence. Any conflict between the terms of this Agreement and those of any document attached hereto as an Exhibit shall be resolved by precedence to the provisions of this Agreement.

19.14 Marketing Name. *****

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*****

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IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Agreement as of the date first set forth above.

LORAL SPACECOM CORPORATION

By:	/s/ TERRY J. HART

	Name:	Terry J. Hart
	Title:	President, Lorel Skynet

ECHOSTAR ORBITAL CORPORATION II

By:	/s/ CHARLES W. ERGEN

	Name:	Charles W. Ergen
	Title:	President & CEO

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EXHIBIT A

AMENDED AND RESTATED CONTRACT

BETWEEN

ECHOSTAR ORBITAL CORPORATION II

AND

SPACE SYSTEMS/LORAL, INC.

EchoStar 9 Satellite Program
(121°W.L.)

This document contains data and information proprietary to Space Systems/Loral, Inc. and EchoStar Orbital Corporation II. This data shall not be disclosed, disseminated or reproduced, in whole or in part, without the express prior written consent of Space Systems/Loral, Inc. and EchoStar Orbital Corporation II except as otherwise provided in this Contract.

SS/L-TP99022 Contract

Use or discolsure of the data contained on this sheet is subject to the restriction on the title page.

TABLE OF CONTENTS

PREAMBLE	4
RECITALS	5
ARTICLE 1 DEFINITIONS	6
ARTICLE 2 SCOPE OF WORK	12
ARTICLE 3 DELIVERABLE ITEMS AND DELIVERY SCHEDULE	13
ARTICLE 4 PRICE	14
ARTICLE 5 PAYMENTS	16
ARTICLE 6 PURCHASER-FURNISHED ITEMS	20
ARTICLE 7 COMPLIANCE WITH U.S. EXPORT LAWS AND DIRECTIVES	23
ARTICLE 8 ACCESS TO WORK IN PROGRESS	24
ARTICLE 9 SATELLITE PRE-SHIPMENT REVIEW (SPSR)	28
ARTICLE 10 SATELLITE ACCEPTANCE	31
ARTICLE 11 ACCEPTANCE INSPECTION FOR DELIVERABLE ITEMS OTHER THAN SATELLITES	33
ARTICLE 12 DELIVERY, TITLE AND RISK OF LOSS	36
ARTICLE 13 *****	43
ARTICLE 14 RESERVED	42
ARTICLE 15 WARRANTY	43
ARTICLE 16 CHANGES	47
ARTICLE 17 FORCE MAJEURE	49
ARTICLE 18 PURCHASER DELAY OF WORK	53
ARTICLE 19 PATENT INDEMNITY	54
ARTICLE 20 INDEMNITY FOR BODILY INJURY AND PROPERTY DAMAGE	57

Use or discolsure of the data contained on this sheet is subject to the restriction on the title page.

TABLE OF CONTENTS (CONTINUED)

ARTICLE 21 TERMINATION FOR CONVENIENCE	60
ARTICLE 22 *****	64
ARTICLE 23 DEFAULT	72
ARTICLE 24 RESERVED	69
ARTICLE 25 ARBITRATION	70
ARTICLE 26 INTER-PARTY WAIVER OF LIABILITY FOR A LAUNCH	72
ARTICLE 27 CORRECTIVE MEASURES	74
ARTICLE 28 RESERVED	81
ARTICLE 29 *****	76
ARTICLE 30 *****	77
ARTICLE 31 RESERVED	78
ARTICLE 32 RESERVED	79
ARTICLE 33 GROUND STORAGE	80
ARTICLE 34 LIMITATION OF LIABILITY	82
ARTICLE 35 DISCLOSURE AND HANDLING OF PROPRIETARY INFORMATION	93
ARTICLE 36 INTELLECTUAL PROPERTY RIGHTS - RIGHTS IN DATA	88
ARTICLE 37 PUBLIC RELEASE OF INFORMATION	90
ARTICLE 38 NOTICES	91
ARTICLE 39 RISK MANAGEMENT	93
ARTICLE 40 ORDER OF PRECEDENCE	96
ARTICLE 41 GENERAL	97
ARTICLE 42 ATTACHMENTS	101

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TABLE OF CONTENTS (CONTINUED)

ARTICLE 43 RESERVED	116
ARTICLE 44 RESERVED	117
ARTICLE 45 ANTICIPATED LIFE OF SATELLITE	118
ARTICLE 46 KEY PERSONNEL	119

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Use or discolsure of the data contained on this sheet is subject to the restriction on the title page.

PREAMBLE

This Amended and Restated Contract is made and effective as of July 1, 2003 by and between EchoStar Orbital Corporation II, a corporation organized and existing under the laws of the State of Colorado, having an office and place of business at 5701 South Santa Fe Drive, Littleton, Colorado 80120 (hereinafter referred to as “Purchaser”), and Space Systems/Loral, Inc., a corporation organized and existing under the laws of the State of Delaware, having an office and place of business at 3825 Fabian Way, Palo Alto, California 94303 (hereinafter referred to as “Contractor”) regarding the EchoStar 9 Satellite Program (121° W.L.) (the “Contract”) and amends and restates that certain Contract entered into as of February 22, 2000 (the “Effective Date of Contract” or “EDC”) and as previously amended between Purchaser and Contractor.

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RECITALS

WHEREAS, Purchaser desires to procure one (1) communications satellite, known as EchoStar 9, to be delivered to the Launch Site, Launch Services, certain risk management services, and all required ground equipment and support and training services, to the extent and subject to the terms and conditions set forth herein, and

WHEREAS, Contractor is willing to furnish such Satellite, Launch Services, risk management services, and ground equipment and support and training services, to the extent and subject to the terms and conditions set forth herein, in consideration of Purchaser’s share of the Firm Fixed Price and other valid consideration.

NOW, THEREFORE, the Parties hereto agree as follows:

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Use or discolsure of the data contained on this sheet is subject to the restriction on the title page.

ARTICLE 1 – DEFINITIONS

Capitalized terms used and not otherwise defined herein shall have the following meanings:

1.1	“Acceptance” (i) with respect to a Satellite shall be as provided for in Article 10, and (ii) with respect to any Deliverable Item other than a Satellite shall be as provided for in Article 11.

1.2	“Affiliate” means, with respect to a Party, any person or entity directly or indirectly controlling, controlled by or under common control with such Party.

1.3	“Contract” means the articles of this executed Contract, its Exhibits and its Attachment(s), as may be amended from time to time in accordance with the terms hereof.

1.4	“Contractor” has the meaning set forth in the Preamble and any successor or assignee permitted hereunder.

1.5	“Deliverable Data” means the data and documentation required to be delivered to Purchaser as specified in the Statement of Work.

1.6	“Deliverable Item” means any of the items listed in Article 3.1, and any other items ordered by Purchaser pursuant to Article 29, and, collectively, the “Deliverable Items”.

1.7	“Delivery” (i) with respect to a Satellite shall be as provided for in Article 12.1, and (ii) with respect to any Deliverable Item other than a Satellite shall be as provided for in Article 12.2.

1.8	“Effective Date of Contract” or “EDC” has the meaning set forth in the Preamble.

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1.9	“FCC” means the Federal Communications Commission or any successor agency or governmental authority.

1.10	“Firm Fixed Price” has the meaning set forth in Article 4.1.

1.11	“Force Majeure” has the meaning set forth in Article 17.

1.12	“Gross Negligence” means *****.

1.13	“In-Orbit Testing” or “IOT” means the testing of a Satellite on-orbit in accordance with the Program Test Plan.

1.14	“Intellectual Property Claim” has the meaning set forth in Article 19.

1.15	“Intentional Ignition” means, with respect to a Satellite and in the case of the Zenit 3SL Launch Vehicle, the start of the ignition process for the purpose of the Launch which is the time at which the command signal is sent to the Launch Vehicle.

1.16	“Launch” means, with respect to a Satellite, Intentional Ignition followed by Lift-Off or total loss or destruction of the Satellite, provided that a Launch shall not be deemed to have occurred in the event of a terminated ignition.

1.17	“Launch Agency” means Sea Launch Limited Partnership.

1.18	“Launch Services” means those services provided by the Launch Agency pursuant to the Launch Services Agreement.

1.19	“Launch Services Agreement” or “LSA” means the contract between Contractor and the Launch Agency which provides for Launch Services for a Satellite, as such contract may be amended from time to time in accordance with its terms.

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1.20	“Launch Site” means the location that will be used by the Launch Agency for purposes of launching a Satellite, *****.

1.21	“Launch Support” or “Launch Support Services” means those services specified in the Statement of Work to be provided by Contractor in support of Launch.

1.22	“Launch Vehicle” means the expendable Launch Vehicle, Zenit 3SL as selected by Purchaser and used for Launch of a Satellite.

1.23	“Launch Vehicle Failure” means that *****.

1.24	“LIBOR” means the rate of interest per annum, at any relevant time, at which thirty (30) day U.S. dollar deposits are offered at such time in the London interbank market.

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1.25	“Lift-Off” means release of the hold-down constraints following Intentional Ignition.

1.26	“Mission Operations Support Services” means the orbit-raising, IOT and related services specified in the Statement of Work to be performed by Contractor for a Satellite.

1.27	“NSP” means not separately priced.

1.28	“Party” or “Parties” means Purchaser, Contractor or both, as the context requires.

1.29	“Payment Plan” means the payment plan for the applicable Deliverable Item, attached as Attachment A.

1.30	“Performance Specification” means the Satellite performance specification attached as Exhibit B, as such Exhibit may be amended from time to time in accordance with the terms of this Contract.

1.31	“PMO” means the Purchaser’s program management office.

1.32	“Product Assurance Program Plan” means the product assurance program plan attached as Exhibit C, as such Exhibit may be amended from time to time in accordance with the terms of this Contract.

1.33	“Program Test Plan” means the Satellite program test plan attached as Exhibit D, as such Exhibit may be amended from time to time in accordance with the terms of this Contract.

1.34	“Proprietary Information” has the meaning set forth in Article 35.

1.35	“Purchaser” has the meaning set forth in the Preamble and any successor or assignee permitted hereunder.

1.36	“Satellite” means a communications satellite that is to be manufactured by Contractor pursuant to this Contract.

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1.37	“Satellite IOT Review” has the meaning set forth in Article 10.2.

1.38	“Satellite Anomaly” means, with respect to any Satellite, any *****.

1.39	“Satellite Pre-Shipment Review” or “SPSR” has the meaning set forth in Article 9.

1.40	“Satellite Stated Life” means fifteen (15) years, commencing (30) days after Launch.

1.41	“SCF” means satellite control facility.

1.42	“Skynet” means and refers to Loral SpaceCom Corporation, a corporation organized and existing under the laws of the State of Delaware, doing business as Loral Skynet®, and having a place of business at 500 Hills Drive, Bedminster, New Jersey 07921.

1.43	“Statement of Work” or “SOW” means the statement of work attached as Exhibit A, as such Exhibit may be amended from time to time in accordance with the terms of this Contract.

1.44	“TT&C” means telemetry, tracking and control.

1.45	“Transponder” means individually those sets of equipment within the communications subsystem of a Satellite that provide a discrete path to receive communications signals from earth, translate and amplify such signals and transmit them to earth.

1.46	“Transponder Failure” means, *****.

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*****.

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ARTICLE 2 – SCOPE OF WORK

2.1	Provision of Services and Materials

Contractor shall provide the necessary personnel, material, services, and facilities to: design, manufacture, test, Launch and deliver to Purchaser, one (1) Satellite, together with all other Deliverable Items referred to in Article 3.1, in accordance with the following Exhibits, which are attached hereto and made a part hereof:

2.1.1	Exhibit A, Statement of Work, dated 12 October 2000;

2.1.2	Exhibit B, Satellite Performance Specification, dated 13 November 2002;

2.1.3	Exhibit C, Product Assurance Program Plan, Part One (revision 1) dated 11 May 2000;

2.1.4	Exhibit C, Product Assurance Program Plan, Part Two (revision 4) dated 14 February 2000; and

2.1.5	Exhibit D, Satellite Program Test Plan, dated 17 October 2000.

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ARTICLE 3 – DELIVERABLE ITEMS AND DELIVERY SCHEDULE

3.1	Deliverable Items

Subject to the other terms and conditions of this Contract, the items to be delivered under this Contract are specified in the table below and the corresponding delivery schedules and locations are as follows:

Item	Description	Delivery Schedule	Delivery Location
1.	(Satellite EchoStar 9)	***** months after EDC	Launch Site

2.	Launch Services	At Launch	Launch Site

3.	Deliverable Data	Per SOW, Exhibit A	PMO

4.	Support and Training	Per SOW, Exhibit A	Contractor’s facilities and Purchaser’s SCF

5.	Ground Equipment	Per SOW, Exhibit A	Purchaser’s SCF

6.	Risk Management Insurance	Per Article 39	Launch Site

Contractor shall, at its cost, use its reasonable best efforts to obtain all U.S. and foreign Government approvals necessary to export and import the applicable Satellite, all Deliverable Items and Deliverable Data required hereunder, the Launch Services and the individual components of the applicable Satellite, such Deliverable Items and Deliverable Data, and the Launch Services.

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ARTICLE 4 – PRICE

4.1	Firm Fixed Price

The total price to be paid by Purchaser and Skynet to Contractor for the Deliverable Items 1 through 6 set forth in Article 3.1 within the scope of work detailed in the Statement of Work, shall be a firm fixed price of ***** (the “Firm Fixed Price”). The prices for those Deliverable Items subject to an option under this Contract, if any, are described in the particular Articles that set forth those options. The itemization of the Firm Fixed Price is as follows:

Item Description	Amount
Satellite (EchoStar 9)	*	****
Launch Services	*	****
Deliverable Data	*	****
Support and Training	*	****
Ground Equipment	*	****
Risk Management	*	****
Total FFP *****	*	****

*                                                                                                               *****

**                                                                                                             *****

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The item price for such Satellite includes all design, manufacturing, tests, *****, Deliverable Data, training, placement into the assigned orbital location, Launch Services, Launch Support Services, Mission Operations Support Services, ground equipment and shipment and transportation, all in accordance with the terms and conditions of this Contract, as specified herein. The item price also includes, and Contractor shall indemnify, defend and hold Purchaser, its Affiliates, directors, officers, employees, shareholders and agents harmless from and against, all applicable taxes, duties and similar liabilities whatsoever imposed by any governmental entity in connection with this Contract, except any tax on the sale to Purchaser resulting from Purchaser’s election to exercise the Ground Storage option in Article 33.

Purchaser’s share of the Firm Fixed Price is *****. The remaining ***** shall be paid by Skynet directly to Contractor *****. Purchaser does not guarantee payment of the Skynet Portion, and Contractor agrees to look solely and exclusively to Skynet for payment of the Skynet Portion. Failure of Skynet to make payment of the Skynet Potion, when due, shall not be considered a breach or default of this Contract and Contractor shall nonetheless still be obligated to fully perform its obligations and duties under this Contract. Contractor acknowledges and agrees that Purchaser shall have no liability to Contractor whatsoever in the event that Skynet fails to make timely payment of the Skynet Portion, and that Contractor shall have no recourse whatsoever against Purchaser in such case.

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ARTICLE 5 – PAYMENTS

5.1	Payment Plan

Absent a bona fide dispute, payments by Purchaser to Contractor of its portion of the Firm Fixed Price set forth in Article 4 and of the amounts for options, if any, exercised by Purchaser pursuant to this Contract, shall be in accordance with the Payment Plan applicable thereto.

5.2	Payment Conditions

5.2.1	Payments. Absent a bona fide dispute, all payments due from Purchaser shall be paid no later than the date specified therefor as set forth in the Payment Plan, provided that: (i) Contractor submits to Purchaser an invoice with respect to each such payment no later than ***** days prior to such due date; and (ii) Contractor completes the applicable milestone set forth in Attachment A no later than ***** days prior to such due date. Notwithstanding the foregoing, in the event that Contractor does not deliver an invoice to Purchaser at least ***** days prior to such due date and/or does not achieve the relevant milestone, *****, at least ***** days prior to such due date, Purchaser may suspend all payments until such time as the relevant invoice is received and milestone is completed. Within ***** days following Purchaser’s receipt of the relevant invoice or ***** days following Contractor’s completion of the relevant milestone, whichever occurs later, Purchaser shall pay Contractor for all payments that were required to have been made but were not as a result of the suspension.

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5.2.2	Milestones. Notwithstanding the milestones set forth in Attachment A, if it becomes reasonably clear that problems with deliverables are reasonably likely to cause schedule delays, then all payments may be suspended, at Purchaser’s option, and the date for payment of each subsequent payment delayed, by an amount of time equal to the difference between the originally scheduled delivery date for the Satellite set forth in Article 3 and the revised forecast delivery date. *****. Further, if, following completion of a milestone, a problem arises which requires rework of elements of the milestone, then payments may be suspended, at Buyer’s option, until the milestone is again complete.

5.2.3	Non-Warranty Payments. Absent a bona fide dispute, all amounts payable to Contractor with respect to non-warranty work performed pursuant to Article 15.3 shall be paid no later than ***** days after submission of an invoice by Contractor certifying that such non-warranty work has been completed.

5.2.4	Obligation to Pay. *****. If Contractor shall not have delivered any invoice required hereunder within the time specified therefor, subject to the terms and conditions of this Article 5, the relevant payment due from Purchaser shall be payable ***** days after receipt of such invoice.

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5.3	Late Payment

Except in the case of a bona fide dispute, in the event that any payment owed by one party to the other party is not made when due hereunder, without prejudice to the second party’s other rights and remedies under this Contract, at law or in equity, the first party shall pay the other party interest at the rate of ***** on the unpaid balance thereof from the date such payment is due hereunder until such time as payment is made. If a payment due to Contractor from Purchaser is not made by the date ***** days after the date due hereunder, without prejudice to Contractor’s other rights and remedies under this Contract, at law or in equity, Contractor may elect to cease performance of its obligations under this Contract, without prejudice or penalty. *****. Notwithstanding the foregoing, in the event of a bona fide dispute between the Parties regarding a payment due hereunder, such dispute shall be resolved pursuant to Article 25 hereof, and Contractor shall have no right pending resolution of such dispute to stop work under this Contract because of such dispute.

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5.4	Invoices

Invoices required to be delivered by Contractor hereunder shall be submitted to Purchaser (original plus one (1) copy) at the following address:

EchoStar Orbital Corporation II
5701 South Santa Fe Drive
Littleton, CO 80120
ATTN.: Rohan Zaveri
(with copies to David Moskowitz and Charlie Ergen)

or to such other address as Purchaser may specify in writing to Contractor.

5.5	Payment Bank

All payments made to Contractor hereunder shall be in U.S. currency and shall be made by electronic funds transfer to the following account:

BANK OF AMERICA
SPACE SYSTEMS/LORAL, INC.
ACCOUNT NO. 75-69165
CHICAGO, ILLINOIS
ABA #071-000-039

or by check to:

Space Systems/Loral
3825 Fabian Way
Palo Alto, CA 94303
Attn: Robert Goold

or to such other account or address as Contractor may specify in writing to Purchaser.

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ARTICLE 6 – PURCHASER-FURNISHED ITEMS

6.1	Purchaser-Furnished Support

To enable Contractor to perform Launch Support and Mission Operations Support Services, Purchaser shall timely make available to Contractor the Purchaser-furnished equipment, facilities and services described in the Statement of Work. Such equipment, facilities and services shall be in good working condition and adequate for the required purpose and shall be made available free of charge for Contractor’s use (including Acceptance inspection pursuant to Article 11) during the period commencing sixty (60) days prior to such Launch and continuing through completion of the Satellite IOT Review. Purchaser and Contractor will conduct an interface meeting approximately one hundred eighty (180) days prior to such Launch to confirm the availability and adequacy of Purchaser-furnished equipment, facilities and services.

6.2	Communications Authorizations

Purchaser shall be responsible, at its cost and expense, for preparing, coordinating and filing all applications for licenses with the FCC, if required to do so, for the Launch and operation of the Ku-Band and Ka-Band payloads on a Satellite. Contractor shall timely provide Purchaser with all reasonable assistance, at no additional cost to Purchaser, requested by Purchaser in connection with Purchaser’s performance of the above-specified tasks, and in connection with the filing of any technical filings required to be made by Purchaser with the FCC.

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6.3	Radio Frequency Coordination

Purchaser shall be responsible for the timely preparation and submission of all filings required by the International Telecommunication Union (or any successor agency thereto) regarding radio frequency and orbital position coordination for the Ku-Band and Ka-Band payloads. Such filings shall be made in accordance with the Radio Regulations of the International Telecommunication Union (or any successor agency). Contractor shall timely provide Purchaser with all reasonable assistance, at no additional cost to Purchaser, requested by Purchaser in connection with Purchaser’s performance of the above-specified tasks.

6.4	Licenses and Permits

Except as set forth in Articles 6.2 and 6.3 above, Contractor shall be responsible, at its sole cost and expense, for securing any and all permits and licenses for the construction, transportation and Launch of a Satellite (other than FCC construction permits for the Ku-Band and Ka-Band payloads).

6.5	Satellite Performance Data

In the event of a Satellite Anomaly that occurs during the life of a Satellite, Purchaser shall timely provide Contractor with or give Contractor access to any data Contractor may reasonably require to investigate or correct (if Contractor is able to do so) such Satellite Anomaly.

6.6	*****

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*****.

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ARTICLE 7 – COMPLIANCE WITH U.S. EXPORT LAWS AND DIRECTIVES

7.1	Technical Information, Deliverable Data and Technical Services

7.1.1	Any obligation of either Party hereunder to provide technical information, Deliverable Data or technical services to the other Party or its representatives shall be subject to applicable U.S. Government export control and security laws, regulations, policies and license conditions. The Parties shall work cooperatively and in good faith to implement this Contract consistent with such laws, regulations, policies and license conditions.

7.1.2	If and to the extent required by U.S. law, the Parties and/or their representatives shall enter into U.S. Government-approved agreement(s), separate from this Contract, governing the Party’s provision of technical information, Deliverable Data or technical services in connection with this Contract.

7.2	No Retransfer

The Parties shall not transfer to any “foreign person”, as defined in the International Traffic in Arms Regulations (22 C.F.R. §120.1) technical information, Deliverable Data or technical services furnished hereunder, except as expressly authorized by the U.S. Government in accordance with U.S. export control laws. THE PARTIES UNDERSTAND AND WARRANT THAT THEY SHALL NOT RE-EXPORT, TRANSFER OR DIVERT ANY ITEM EXPORTED UNDER OR IN CONNECTION WITH THIS CONTRACT TO ANY “FOREIGN PERSON” WITH A NATIONALITY OTHER THAN CONTRACTOR’S OR PURCHASER’S, RESPECTIVELY, WITHOUT THE PRIOR WRITTEN APPROVAL OF THE U.S. GOVERNMENT.

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ARTICLE 8 – ACCESS TO WORK IN PROGRESS

8.1	Work in Progress at Contractor’s Plant

Subject to Article 7 and Article 8.5 and to compliance with Contractor’s safety and security regulations, Purchaser’s and Skynet’s employees (and representatives, consultants or agents, subject to the prior approval of Contractor, which approval shall not be unreasonably withheld or delayed) shall be allowed access to work being performed at Contractor’s facility for the Satellite and other Deliverable Items, for the purpose of observing the progress of such work and otherwise confirming Contractor’s compliance with this Contract. Notwithstanding anything to the contrary set forth herein, the fact that Purchaser and/or Skynet have observed work performed hereunder shall not be deemed Purchaser’s Acceptance or approval of such work.

8.2	Work in Progress at Subcontractors’ Plant

Subject to Article 7 and Article 8.5, to the extent permitted by Contractor’s subcontractors supplying services or goods in connection with the Satellite and subject to each such subcontractor’s safety and security regulations, Contractor shall allow Purchaser’s and Skynet’s employees (and representatives, consultants or agents, subject to the prior approval of Contractor, which approval shall not be unreasonably withheld or delayed) access to work being performed with respect to the Satellite in each such subcontractor’s plants for the purpose of observing the progress of such work and otherwise confirming Contractor’s compliance with this Contract, subject to the right of Contractor to accompany Purchaser and/or Skynet on any such visit to a subcontractor’s plant; provided, however, that Purchaser and/or Skynet may conduct an unaccompanied observation in the event that Contractor fails to furnish a representative after reasonable written

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notice of Purchaser’s or Skynet’s observation request. Contractor will use reasonable efforts to obtain permission for such access to subcontractor’s facilities.

8.3	Remedy for Non-Compliance

Purchaser may inform Contractor in writing of any particulars in which Purchaser observes that work being performed under this Contract is non-compliant, and Contractor shall remedy such non-compliance at Contractor’s expense, promptly upon receipt of notice thereof.

8.4	On-Site Facilities for Purchaser’s Personnel

Subject to Article 7 and Article 8.5, for the purpose of monitoring the progress of the work to be performed by Contractor hereunder and otherwise confirming Contractor’s compliance with this Contract, Contractor shall provide private office facilities at or proximate to Contractor’s plant (which private office facilities shall in all cases at least be co-located with Contractor’s program management office) for ***** resident employees of Purchaser (or Purchaser’s duly appointed representatives, consultants and agents, subject to the prior approval of Contractor, which approval shall not be unreasonably withheld or delayed) through a reasonable period of time after the completion of the Satellite IOT Review of the last Satellite ordered hereunder. The office facilities to be provided shall include *****.

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8.5	*****. Foreign Persons as Purchaser Representatives

*****. Purchaser shall notify Contractor in writing of the name, title or function, business relationship, employer and such other information as may be reasonably requested by Contractor, with respect to each of its intended representatives, consultants and agents, and cause each such representative, consultant and agent to execute a confidentiality agreement directly with Contractor in form and substance reasonably satisfactory to Contractor and containing terms substantially the same as those set forth in Article 35. *****

Contractor shall apply for and, once issued, maintain all U.S. Government export licenses and approvals needed for Purchaser’s employees and representatives, agents and consultants who are citizens of a country other than the U.S., to access Contractor’s and its subcontractors’ facilities or technical data in connection with the performance of this Contract. Purchaser shall cooperate with Contractor and provide the support necessary for Contractor to apply for and maintain such export licenses and approvals, and shall promptly notify Contractor of any occurrence or change in circumstances of which it becomes aware that is relevant to or affects such export license and approvals. IN NO EVENT SHALL CONTRACTOR BE OBLIGATED UNDER THIS CONTRACT TO PROVIDE ACCESS TO CONTRACTOR FACILITIES, TO TRANSFER

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ANY TECHNICAL INFORMATION OR DELIVERABLE DATA OR TO PROVIDE ANY TECHNICAL SERVICES, TO ANY PERSON EXCEPT IN COMPLIANCE WITH APPLICABLE U.S. EXPORT CONTROL LAWS, REGULATIONS, POLICIES AND LICENSE CONDITIONS, AS REASONABLY CONSTRUED BY CONTRACTOR.

8.6	Interference with Operations

Purchaser shall exercise its rights under this Article 8 in a manner that does not unreasonably interfere with Contractor’s or its subcontractors’ normal business operations or Contractor’s performance of its obligations under this Contract or any agreement between Contractor and its subcontractors.

8.7	Notification

Notwithstanding any other provision of this Contract, Contractor shall advise Purchaser immediately by telephone and confirm in writing any event, circumstance or development which materially threatens the quality of, or the delivery schedule for, any Satellite or component part thereof, as well as any other Deliverable Items to be provided hereunder.

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ARTICLE 9 – SATELLITE PRE-SHIPMENT REVIEW (SPSR)

9.1	Purchaser to Review

Purchaser shall conduct a review of each Satellite prior to shipment by Contractor to the Launch Site in accordance with the terms of this Article 9 and the Statement of Work (each a “Satellite Pre-Shipment Review” or “SPSR”).

9.2	Time, Place and Notice of SPSR; Failure to Conduct

Each SPSR shall take place at Contractor’s facility. Contractor shall notify Purchaser in writing at least ***** days prior to the date that each Satellite shall be available for SPSR, which shall be the scheduled date for commencement of such SPSR. If Purchaser cannot commence such SPSR on such scheduled date, Contractor shall make reasonable efforts to accommodate Purchaser’s scheduling requirements.

9.3	Conduct and Purpose of SPSR

Each SPSR shall be conducted in accordance with the pertinent Sections of the Statement of Work. The purpose of each SPSR shall be to review test data and analyses for the subject Satellite to determine whether such Satellite meets applicable Performance Specification requirements and is therefore ready for shipment to the Launch Site.

9.4	Waivers or Pending Waivers

At the earliest possible time, but at least ***** days before the commencement of the SPSR for the Satellite or the Acceptance inspection for any Deliverable Item pursuant to Article 11, Contractor shall submit to Purchaser any request for a waiver of, or deviation from, provisions(s) of the Performance Specification applicable to the Satellite or Deliverable Item. Each such waiver or deviation approved by Purchaser shall be deemed an amendment to the Performance

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Specification permitting such waiver thereof, or deviation therefrom, effective on or after the date of such approval for the Satellite or Deliverable Item. *****

9.5	Purchaser’s Inspection Agents

Purchaser may, subject to prior written notice to Contractor, cause any representative, consultant or agent designated by Purchaser to observe the SPSR pursuant to this Article 9; provided, however, that the provisions of Article 7 and Article 8.5 shall apply to any such representative, consultant or agent.

9.6	SPSR Results

Within a reasonable time after completion of the SPSR for the Satellite, Purchaser shall notify Contractor in writing of the results of the SPSR pursuant to this Article 9 with respect to the Satellite. ***** such Satellite shall be prepared and shipped to the Launch Site for Launch upon successful completion of the SPSR in accordance with Contractor’s standard commercial practices, and Contractor shall proceed with the Launch of such Satellite. During the period between the successful completion of SPSR and Launch, Purchaser shall have the continuing right to monitor, observe, evaluate and inspect the Satellite. In the event that such SPSR discloses any non-conformance of the Satellite to the requirements of the Performance Specification not the subject of any waivers or deviations approved by Purchaser pursuant to Article 9.4, Purchaser’s notice shall state each such non-conformance (with reference to the applicable requirement of the Performance Specification deemed not met), and Contractor shall correct or repair each such non-

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conformance and resubmit such Satellite for SPSR in accordance with this Article 9 as to each corrected or repaired element.

9.7	Inspection Equipment and Facilities

Contractor shall make available to Purchaser such equipment and facilities as Purchaser may require to conduct any preshipment inspections. All costs and expenses incurred by Purchaser and its agents to dispatch its personnel for pre-shipment inspections, including travel and living expenses, shall be borne solely by *****.

9.8	Correction of Deficiencies after SPSR

If at any time following the SPSR for a Satellite, but prior to Launch, Contractor becomes aware that such Satellite fails to meet the Performance Specification, as may be modified as of such time pursuant to Article 9.4, Contractor shall promptly correct such deficiencies at its own cost and expense.

9.9	Warranty Obligations

In no event shall Contractor be released from any of its warranty obligations as set forth in Article 15 hereof as a result of any Satellite having successfully passed the pre-shipment inspection set forth in this Article 9.

9.10	Repaired or Replaced Satellites

The provisions of this Article 9 shall apply to corrected, repaired or replaced Satellites.

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ARTICLE 10 – SATELLITE ACCEPTANCE

10.1	Satellite Acceptance

Acceptance of a Satellite by Purchaser shall occur *****.

10.2	In-Orbit Test (IOT) Services

***** days prior to Launch of a Satellite, Contractor shall notify Purchaser of the IOT schedule. Purchaser may observe IOT at Purchaser’s or Contractor’s location, at Purchaser’s election, subject to applicable U.S. Government or Contractor security or export restrictions.

When, in the reasonable assessment of Contractor, IOT has been completed for a Satellite, Contractor shall submit the IOT results to Purchaser.

Within ***** after Contractor provides the certified IOT results to Purchaser with respect to a Satellite, Contractor and Purchaser shall hold a Satellite IOT Review as defined in the SOW.

Contractor may elect to conduct from Contractor’s facilities the IOT eclipse test set forth in the Program Test Plan with respect to a Satellite during the first eclipse season after IOT is otherwise completed. The results of the later IOT eclipse test will be provided to Purchaser for Satellite performance characterization and insurance purposes only.

10.3	TT&C

If a Satellite experiences a material Anomaly at or prior to the point in time when Purchaser actually assumes responsibility for performing telemetry, tracking and control services for the relevant Satellite, Contractor agrees to fly the Satellite until the earlier to occur of: (i) all material anomalies being resolved; (ii) insurance for all material

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anomalies being paid to Purchaser; or (iii) Purchaser informing Contractor that it desires to use the Satellite for commercial purposes (provided that, in such instance, Contractor shall continue to fly the Satellite until such time as all material anomalies are fully understood by both Parties and Contractor has properly trained Purchaser how to fly the Satellite in such anomalous condition).

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ARTICLE 11 – ACCEPTANCE INSPECTION FOR DELIVERABLE ITEMS
OTHER THAN SATELLITES

11.1	Inspection of Deliverable Items of Hardware Other Than Satellites

With respect to each Deliverable Item of hardware other than Satellites, Purchaser shall perform Acceptance inspection within ***** business days after Contractor has notified Purchaser that such Deliverable Item has arrived at the location designated for delivery thereof in Article 3.1. Such Acceptance inspection shall be conducted in accordance with the procedures described in the Statement of Work. The purpose of the Acceptance inspection shall be to determine whether each such Deliverable Item meets applicable Performance Specification requirements as of the date of such delivery, as such requirements may have been modified pursuant to Article 11.3.

11.2	Purchaser’s Inspection Agents

Purchaser may, upon giving prior written notice to Contractor, cause any representative, consultant or agent designated by Purchaser to conduct the Acceptance inspection pursuant to this Article 11 in whole or in part; provided, however, that the provisions of Article 7 and Article 8.5 shall apply to any such representative, consultant or agent and representative, consultant or such agent shall comply with Contractor’s safety and security regulations.

11.3	Pending Waivers

Waivers of or deviations from the Performance Specification applicable to any Deliverable Item subject to Acceptance inspection pursuant to this Article 11 shall be addressed in the same manner as set forth in Article 9.4.

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11.4	Acceptance Inspection Results

Within ***** completion of Acceptance inspection pursuant to this Article 11 for any Deliverable Item, Purchaser shall notify Contractor in writing of the results of such Acceptance inspection. In the event that such Acceptance inspection demonstrates conformity of such Deliverable Item to the applicable requirements of the Performance Specification, such Deliverable Item shall be deemed accepted by the Purchaser for all purposes hereunder (“Acceptance” with respect to each such Deliverable Item other than a Satellite), and Purchaser’s notice shall so state. In the event that such Acceptance inspection discloses any non-conformance of such Deliverable Item to the applicable requirements of the Performance Specification, Purchaser’s notice shall detail each such non-conformance (with reference to the applicable requirement of the Performance Specification deemed not met), and Contractor shall correct or repair such non-conformance and resubmit such Deliverable Item for Acceptance inspection in accordance with this Article 11 as to each such corrected or repaired element.

11.5	Acceptance Inspection; Equipment and Facilities

Contractor shall make available to Purchaser such equipment and facilities as Purchaser may require to conduct any preshipment inspections. All costs and expenses incurred by Purchaser or its agents to dispatch its personnel for acceptance inspections, including travel and living expenses, shall be borne solely by *****.

11.6	Warranty Obligations

In no event shall Contractor be released from any of its warranty obligations applicable to any Deliverable Item as a result of such Deliverable Item having been Accepted as set forth in this Article 11.

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11.7	Repair or Replace Deliverable Items.

The provisions of this Article 11 shall apply to corrected, repaired or replaced Deliverable Items other than Satellites.

11.8	Deliverable Data

Purchaser shall, within ***** days of delivery by Contractor to the location designated in Article 3.1 of Deliverable Data requiring Purchaser approval pursuant to the Statement of Work, notify Contractor in writing that such Deliverable Data has been accepted in accordance with the Statement of Work (“Acceptance” with respect to each such item of Deliverable Data), or advise Contractor in writing that such Deliverable Data does not comply with the applicable requirements of the Statement of Work, identifying each particular of such non-compliance. Contractor shall promptly correct any non-compliant aspect of such Deliverable Data described in such Notice from Purchaser, and re-submit it to Purchaser for inspection pursuant to this Article 11.7.

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ARTICLE 12 – DELIVERY, TITLE AND RISK OF LOSS

12.1	Satellites

Delivery of the Satellite shall occur upon arrival of the Satellite at the Launch Site, and risk of loss of, and title to, the Satellite shall pass from Contractor to Purchaser, upon Acceptance of such Satellite pursuant to Article 10.1.

EXCEPT WITH RESPECT TO *****, UPON AND AFTER LAUNCH OF THE LAUNCH VEHICLE FOR A SATELLITE, CONTRACTOR’S SOLE FINANCIAL RISK, AND THE SOLE AND EXCLUSIVE REMEDIES OF PURCHASER OR ANY PARTY ASSOCIATED WITH PURCHASER, WITH RESPECT TO THE USE OR PERFORMANCE OF SUCH SATELLITE (INCLUDING WITH RESPECT TO ANY ACTUAL OR CLAIMED DEFECT CAUSED OR ALLEGED TO BE CAUSED AT ANY TIME BY CONTRACTOR OR ANY OF ITS SUBCONTRACTORS), SHALL BE AS SET FORTH IN ARTICLES 4.1 (SOLELY WITH RESPECT TO CONTRACTOR’S INDEMNIFICATION OBLIGATIONS), 13,15,19 AND 20. *****

12.2	Deliverable Items Other Than Satellites

Delivery and risk of loss of, and title to, each Deliverable Item of hardware other than Satellites shall pass from Contractor to Purchaser upon Acceptance of such Deliverable Item pursuant to Article 11.4. Purchaser’s rights in Deliverable Data are as set forth in Article 36.

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Pages 37-41 of Exhibit A to Exhibit 10.39 have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ARTICLE 14 – RESERVED

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ARTICLE 15 – WARRANTY

15.1	Terms and Period of Warranty

15.1.1	Satellites. Contractor warrants that each Satellite delivered under this Contract shall be free from any defects in design, material or workmanship and shall be manufactured and perform in conformity with the Performance Specification (as may be waived pursuant to Article 9.4) applicable to the Satellite in every respect. Prior to Launch, Contractor shall, at its sole cost and expense, correct any defects in design, material and workmanship in compliance with Article 9. After Launch, Contractor’s sole obligation and liability with respect to fulfillment of this warranty is to *****. Nothing in this Article 15.1.1 shall be construed to limit or otherwise affect Contractor’s obligations under Articles 19 and 20.

15.1.2	Deliverable Items of Hardware Other Than Satellites. Contractor warrants that each Deliverable Item of hardware other than the Satellite delivered under this Contract shall be manufactured and will perform in conformity with the Performance Specification (as may be waived pursuant to Article 11.3) applicable to such Deliverable Item in every respect and will be free from defects in design, materials and workmanship during the period commencing on the date of Acceptance of such Deliverable Item pursuant to Article 11 and ending on the ***** anniversary thereof.

15.1.3	Disclaimer. EXCEPT AND TO THE EXTENT PROVIDED IN ARTICLE 15.1 AND ARTICLE 15.4, CONTRACTOR HAS

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NOT MADE NOR DOES IT HEREBY MAKE ANY REPRESENTATION OR WARRANTY, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF DESIGN, OPERATION, CONDITION, QUALITY, SUITABILITY OR MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, WITH REGARD TO ANY SATELLITE OR ANY OTHER DELIVERABLE ITEM.

15.2	Repair or Replacement

15.2.1	Satellite Anomalies.

Contractor shall investigate any Satellite Anomaly in any Satellite arising during the life of the Satellite, and use reasonable best efforts to correct any such Satellite Anomaly that is correctable by Contractor from Purchaser’s SCF using the facilities and equipment available at such site.

WITHOUT PREJUDICE TO PURCHASER’S RIGHTS UNDER ARTICLES 19 AND 20, CONTRACTOR SHALL HAVE NO LIABILITY TO PURCHASER OR TO THIRD PARTIES ARISING FROM ANY ADVICE OR ASSISTANCE THAT CONTRACTOR OR ANY SUBCONTRACTOR OR AGENT OF CONTRACTOR MAY PROVIDE IN RESPECT OF A SATELLITE AFTER LAUNCH, REGARDLESS OF CAUSE OR LEGAL THEORY, INCLUDING NEGLIGENCE, EXCEPT WITH RESPECT TO: (1)*****, AND (2) PURCHASER’S RIGHTS AND CONTRACTOR’S DUTIES AND OBLIGATIONS UNDER ARTICLES 13 and 15.2.1. IN

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*****

15.2.2	Deliverable Items of Hardware Other Than Satellites.

Without prejudice to Purchaser’s right and Contractor’s duties and obligations under Articles 19 and 20, during the period specified in Article 15.1.2 for any Deliverable Item of hardware other than a Satellite, as Purchaser’s sole and exclusive remedy, any defect in such Deliverable Item discovered by Purchaser shall be remedied by Contractor at Contractor’s expense by repair or replacement of the defective component (at Contractor’s election). For any such Deliverable Item, Contractor shall determine if repair or replacement is required to be performed at Contractor’s plant. If required, Purchaser shall ship to Contractor’s designated facility any such Deliverable Item. Contractor shall be responsible for the cost of shipment to such facility in accordance with its standard commercial practice (including any taxes and/or duties) of any such Deliverable Item, and the cost of return shipment, in accordance with its standard commercial practice, of any such Deliverable Item once repaired or replaced to Purchaser at the location designated therefor in Article 3.1. Risk of loss for such Deliverable Item shall transfer to Contractor upon delivery of such Deliverable Item to the shipping carrier by Purchaser, and risk of loss shall transfer to Purchaser for any such Deliverable Item once repaired or replaced pursuant to this Article 15.2.2 upon receipt thereof by Purchaser at the location designated therefor in Article 3.1. When necessary,

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Contractor shall provide free of charge temporary equipment to be used while a repair is being performed.

15.3	Use Conditions Not Covered by Warranty

With respect to Deliverable Items of hardware other than Satellites, the warranty under this Article 15 shall not apply if adjustment, repair, or parts replacement is required as a result, directly or indirectly, of *****. The warranty provided pursuant to this Article 15 is conditioned upon Contractor being given access, if required, to Deliverable Items delivered at Purchaser’s facility in order to effect any repair or replacement thereof. If the defect repaired or remedied by Contractor is not covered by the warranty provided pursuant to this Article 15, Purchaser shall pay Contractor the reasonable cost of such repair or replacement, transportation charges, and a ***** percent (*****%) profit. Such repair costs shall be invoiced to Purchaser pursuant to the provisions of Article 5.

15.4	Warranty for Training and Services

Contractor warrants that the training and other services it provides to Purchaser pursuant to this Contract will conform to reasonable industry standards at the time such training or other services are provided. In the event Contractor breaches this warranty, as Purchaser’s sole remedy, Contractor shall apply reasonable efforts to correct the deficiencies in the provision of such training and other services where it is practicable to do so.

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ARTICLE 16 – CHANGES

16.1	Right to Adjustment

Purchaser may from time to time, in writing, request a change within the general scope of this Contract to:

a)	Order work in addition to the work provided for herein; or

b)	Modify the whole or any part of the work provided for herein.

If such change request causes an increase or decrease in the cost, or the time required for completion, of the work to be provided herein, or otherwise affects any other provision of this Contract, an equitable adjustment shall be made in the price, or delivery schedule, or both, and this Contract shall be modified in writing accordingly. Any claim by Contractor for adjustment under this Article 16 shall be deemed waived unless asserted in writing within ***** days from the receipt by Contractor of the relevant change order. If the cost of supplies or materials made obsolete or excess as a result of a change is included in Contractor’s claim for adjustment, Purchaser shall have the right to prescribe the manner of disposition of such supplies or materials. Nothing in this Article 16 shall excuse Contractor from promptly proceeding with the Contract as changed.

16.2	Cost Adjustments

If Contractor or Purchaser claims a right to adjustment pursuant to Article 16.1 above, Contractor shall prepare and furnish to Purchaser the evidence reasonably necessary to establish the amount of any increase or decrease in the cost of, or the time required for, the performance of this Contract caused by the relevant change order.

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Subject to Article 16.3 below, the amount of any such cost increase or decrease will be calculated in accordance with Contractor’s regularly established accounting practices and include a profit margin of ***** percent (*****%). If requested by Purchaser, the amount of a particular claim shall be verified, at ***** expense ***** by *****.

16.3	Equitable Adjustment

The Parties shall attempt to reach agreement as to any equitable adjustment that is appropriate pursuant to Article 16.1 above. Without relieving Contractor of the obligation to proceed promptly with the Contract as changed, in the event that the Parties are unable to reach agreement as to an equitable adjustment, the matter shall be determined in accordance with Article 25. During the pendency of such proceedings, Contractor shall proceed with the work required under this Contract as changed and Purchaser shall pay Contractor all amounts not in dispute.

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ARTICLE 17 – FORCE MAJEURE

17.1	Contractor and Purchaser shall not be responsible for late Delivery, delay of the final completion date or nonperformance of its contractual obligations due to Force Majeure. Force Majeure shall be any event beyond the reasonable control of a Party or its suppliers and subcontractors and shall include, but not be limited to: (1) acts of God; (2) acts of a public enemy; (3) acts of a government in its sovereign capacity (including any action or inaction affecting the import or export of items); (4) war and warlike events; (5) catastrophic weather conditions such as hurricanes, tornadoes and typhoons; (6) fire, earthquakes, floods, epidemics, quarantine restrictions, strikes, lockouts and other industrial disputes, sabotage, riot and embargoes; (7) ***** and (8) other unforeseen and extraordinary events, which in every case are beyond the reasonable control and without fault or negligence of a Party or its suppliers and subcontractors (“Force Majeure”). Upon the occurrence of Force Majeure, an equitable adjustment shall be negotiated in the schedule and other portions of this Contract affected by Force Majeure. The Party affected by a Force Majeure event shall provide reasonable notice to the other Party of a Force Majeure event. In the event that a Force Majeure event ***** occurs that extends for ***** or more days or that the Parties reasonably believe will extend for ***** or more days, either Party shall have the right to terminate this Contract upon delivery of written notice to the other party. In the event of a termination pursuant to the immediately preceding sentence, Contractor shall refund all payments made by Purchaser for Deliverable Items not previously Accepted by Purchaser and Purchaser shall have no further obligation to make any further

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payments of Purchaser’s share of the Firm Fixed Price to Contractor hereunder.

17.2	Special Provision For Launch Vehicle Unavailability.

Contractor intends to Launch each Satellite using a Zenit 3SL Launch Vehicle provided by the Sea Launch Limited Partnership (a “Sea Launch”). In the event that: (i) there is an actual or anticipated single or cumulative postponement that results or is anticipated to result in a schedule delay of ***** months or more from the presently scheduled Launch date of August 7, 2003, which is caused by any reason attributable to Sea Launch, or (ii) either of the ***** Sea Launch launches preceding the Launch experience a Launch Vehicle Failure, then (provided that Sea Launch honors its obligations set forth in the e-mail sent from Terry A. Bohlen to R. Stanton Dodge on June 30, 2003, at 2:17 p.m. Mountain Time, a copy of which has previously been provided to Contractor and a copy of which is also attached hereto as Attachment B) Purchaser shall have the right to direct Contractor to instead use the launch vehicle listed below that is expected to have the ability to launch the Satellite in the shortest period of time (plus or minus ***** after occurrence of the relevant event described in Subsections (i) or (ii) above, taking into consideration all relevant factors including without limitation integration and the procurement of any and all additional licenses necessary in connection therewith: (a) an Ariane 44L, (b) Delta IV, (c) Atlas V or (d) Proton M/Breeze M (assuming that the Proton Breeze M can accommodate the Satellite) (such direction a “Launch Vehicle Switch Direction”). In the event of a Launch Vehicle Switch Direction, then Contractor shall use its best efforts to secure the lowest price for the substitute launch vehicle. Purchaser shall be responsible for the payment of ***** of any additional Contractor costs between the cost of the substitute launch vehicle only and the cost of the Zenit 3SL

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***** and shall be entitled to ***** of any reductions in Contractor costs between the cost of the substitute launch vehicle only and the cost of the Zenit 3SL *****, to switch from a Sea Launch to an Atlas V, Delta IV, Proton M/Breeze M, or Ariane 44L Launch Vehicle. Upon receiving a Launch Vehicle Switch Direction, Contractor shall procure a new Launch Vehicle in accordance with the procedures set forth in this Article 17.2 and Contractor shall use its reasonable best efforts to ensure that such new Launch Vehicle is available for Launch with the least delay possible. Purchaser understands and acknowledges that in all likelihood Contractor will not be able to Launch the Satellite on the new Launch Vehicle until at least ***** months after Contractor receives a Launch Vehicle Switch Direction. Contractor understands and acknowledges that in all likelihood the launch campaigns for the launch vehicles listed in Subsections (a) through (d) above will be at least ***** shorter than the Launch campaign for a Zenit 3SL. Without limitation of Contractor’s obligations under this Article 17.2, a Launch Vehicle Switch Direction shall constitute a change requested by Purchaser for purposes of Article 16; provided that Contractor shall not be entitled to an equitable adjustment in price under Article 16 in connection with a Launch Vehicle Switch Direction other than as specified in this Article 17.2.

17.3	Special Provision Regarding Management of Launch Services Agreement.

Contractor shall consult with Purchaser (and/or its designee), and Purchaser shall be entitled to make recommendations to Contractor, with respect to all technical matters relating to the Launch of the Satellite. Purchaser (and/or its designee) shall have the right to attend and participate in all meetings and teleconferences between the Launch Agency and Contractor. Contractor shall provide written notice of all such meetings and teleconferences to Purchaser (and/or its designee)

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immediately upon any such meeting or teleconference being requested or scheduled by the Launch Agency, Contractor or any other person. Purchaser (and/or its designee) shall have the right to review all documentation prepared by the Launch Agency and/or Contractor in connection with the Launch of the Satellite. Purchaser shall design and provide the payload fairing logo artwork directly to the Launch Agency. Contractor shall consult with Purchaser, and Purchaser shall be entitled to make recommendations to Contractor, with respect to all customer relations functions (i.e., public relations, events, special requests, etc.).

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ARTICLE 18 – PURCHASER DELAY OF WORK

Except in the case of a Force Majeure event, if the performance of all or any part of the work required of Contractor under this Contract is delayed or interrupted by Purchaser’s failure to perform its contractual obligations within the time specified in this Contract or within a reasonable time if no time is specified, or an act by Purchaser that unreasonably interferes with Contractor’s performance of its obligations under this Contract, Contractor shall give notice to Purchaser of the failure or act causing such delay or interruption. If Purchaser does not promptly cease such act or correct such failure, this Contract shall be *****.

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ARTICLE 19 – PATENT INDEMNITY

19.1	Indemnification

Purchaser agrees that Contractor has the right to defend and, at Contractor’s sole option to settle, and Contractor, at its own expense, hereby agrees to defend or, at Contractor’s sole option to settle, and to indemnify and hold harmless Purchaser, and its Affiliates, and their respective officers, directors, employees, shareholders, agents and representatives from and against any and all claims, actions, suits or proceedings based on an allegation that the design or manufacture of any Deliverable Item or part thereof or the normal intended use, lease, sale or other disposition of any Deliverable Item or part thereof infringes any patent or other intellectual property right (“Intellectual Property Claim”), and shall pay any royalties and other liabilities adjudicated to be owing to the claimant (or, in Contractor’s sole discretion, provided in settlement of the matter) as well as costs incurred in defending (including court costs and reasonable attorneys’ fees) such Intellectual Property Claim; provided that Purchaser promptly notifies Contractor in writing of any such Intellectual Property Claim and gives Contractor the authority and all such assistance and information as may be requested from time to time by Contractor for the defense of such Intellectual Property Claim. Any such assistance or information which is furnished by Purchaser at the request of Contractor shall be at Contractor’s expense.

In any proceeding relating to an Intellectual Property Claim, any person or entity entitled to indemnification hereunder (an “Indemnified Party”) shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, Contractor shall pay the fees and expenses of counsel retained by an Indemnified Party in the event that: (i) Contractor and such Indemnified Party shall have mutually

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agreed to retention of such other counsel; or (ii) the named parties to any proceeding (including without limitation any impleaded parties) include both Contractor and such Indemnified Party and representation of both Contractor and such Indemnified Party by the same counsel would be inappropriate due to actual or potential conflict of interest between them.

19.2	Infringing Equipment

If the design or manufacture of any Deliverable Item or the normal intended use, lease, sale or other disposition of any Deliverable Item under this Contract is enjoined as a result of an Intellectual Property Claim or is otherwise prohibited, Contractor shall (i) resolve the matter so that the injunction or prohibition no longer pertains, (ii) procure for Purchaser the right to use the infringing item or (iii) modify the infringing item so that it becomes non-infringing while remaining in compliance with the Performance Specification (as may be waived pursuant to Article 9.4) in all respects. If Contractor is unable to accomplish (i), (ii) or (iii) as stated above, Purchaser shall have right to terminate this Contract with respect to such Deliverable Item, return such Deliverable Item to Contractor (in space, with respect to an in-orbit Satellite), and receive a refund of the price paid for such Deliverable Item (less amounts unpaid for such item plus a reasonable allowance for depreciation).

19.3	Combinations and Modifications

Contractor shall have no liability under this Article 19 for any Intellectual Property Claim arising solely from (i) use of any Deliverable Item in combination with other items, unless Contractor sold them as a combination intended to be so used or (ii) modifications of Deliverable Items after Acceptance, unless Contractor or one of its subcontractors (with the knowledge and consent of Contractor) made or specifically recommended such modifications.

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19.4	Sole Remedies

Except in the case of ***** by Contractor, the remedies set forth in this Article 19 are Purchaser’s sole and exclusive remedies for or related to any Intellectual Property Claim, *****.

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ARTICLE 20 – INDEMNITY FOR BODILY INJURY AND PROPERTY DAMAGE

20.1	Contractor’s Indemnification of Purchaser

Contractor shall defend, indemnify and hold harmless Purchaser, and its Affiliates, and their respective directors, officers, employees, shareholders, agents and representatives from and against all losses, damages, liabilities, suits and expenses (including, but not limited to, reasonable attorneys’ fees) (collectively “Losses”) attributable to third party claims for bodily injury or property damage, but only if such Losses were caused by, or resulted from, negligent acts or omissions, Gross Misconduct or willful misconduct by Contractor or its employees, agents, consultants or representatives. For the avoidance of doubt, and except for Losses resulting from ***** Contractor shall have no indemnity obligation under this Article 20.1 for any Losses with respect to the operation or use of a Satellite after Launch, even if such Losses are attributable to an act or omission of Contractor or its employees prior to Launch. *****.

20.2	Purchaser’s Indemnification of Contractor

Purchaser shall defend, indemnify and hold harmless Contractor, and its Affiliates, and their respective directors, officers, employees, shareholders, agents and representatives from and against all Losses attributable to third party claims for bodily injury or property damage, but only if such Losses were caused by, or resulted from, negligent acts or omissions, Gross Negligence or willful misconduct by Purchaser or its employees, agents, consultants or representatives.

20.3	Conditions to Indemnification

The right to any indemnity specified in Article 20.1 or 20.2 shall be subject to the following conditions:

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a.	The Party seeking indemnification shall promptly advise the other Party in writing of the filing of any suit or of any written or oral claim for indemnification upon receipt thereof and shall provide the other Party, at its request, with such assistance and information available to the indemnified party as is relevant to the defense of such suit or claim. Any such assistance or information which is furnished by the indemnified Party at the request of the indemnifying Party shall be at the indemnifying Party’s expense.

b.	The Party seeking indemnification shall not make any admission nor shall it reach a compromise or settlement without the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed.

c.	The indemnifying Party shall assist and shall have the right to assume, when not contrary to the governing rules of procedure, the defense of any claim or suit in settlement thereof and shall satisfy any judgments rendered by a court of competent jurisdiction in such suits and shall make all settlement payments.

d.	The Party seeking indemnification may participate in any defense at its own expense, using counsel reasonably acceptable to the indemnifying Party, provided there is no conflict of interest and that such participation would not adversely affect the conduct of the proceedings.

e.	Notwithstanding the foregoing, the indemnifying party shall pay the fees and expenses of counsel retained by an indemnified party in the event that: (i) the indemnifying party and such indemnified party shall have mutually agreed to retention of such other counsel; or (ii) the named parties to any proceeding (including without limitation any impleaded parties) include both the indemnifying party and such indemnified party and representation of both the indemnifying party and such

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indemnified party by the same counsel would be inappropriate due to actual or potential conflicts of interest between them.

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ARTICLE 21 – TERMINATION FOR CONVENIENCE

21.1	Reimbursement of Contractor

Purchaser may terminate this Contract without cause, in whole or in part, by giving Contractor written notice * * * * * days prior to the date of such termination. In the event of such termination, Contractor will immediately cease work as directed in the termination notice and it is agreed that the termination charges shall be negotiated. In no event shall the termination charges pursuant to this Article 21.1 exceed the lesser of: (i) Purchaser’s share of the Firm Fixed Price, as the same may be modified in accordance with the terms of this Contract, less the price of work not terminated if a price has been established for such work; or (ii) the sum of: (x) the amount provided in paragraph (a) below and (y) ***** of the amounts provided in paragraphs (b) through (d) below (less (A) amounts previously paid and (B) amounts representing Contractor’s costs of segregable items of inventory for the work terminated hereunder not desired by Purchaser and which Contractor elects to retain for its own use).

a.	The price set forth in Article 4 for Deliverable Items completed prior to such termination and accepted by Purchaser before or after termination for which payment had not been made by Purchaser.

b.	Actual out-of-pocket costs incurred by Contractor in performance of work on Deliverable Items for which this Contract has been terminated pursuant to this Article 21.1, that have not been accepted by Purchaser or for which a price has not been established.

c.	Actual out-of-pocket costs incurred by Contractor in completing the termination process.

d.	Actual out-of-pocket costs incurred by Contractor in settling claims of subcontractors and other suppliers and vendors in

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connection with such termination; provided that Contractor shall use reasonable efforts to minimize such costs.

In no event will the aggregate of the amounts previously paid by Purchaser under this Contract and the amounts to be paid by Purchaser under this Article 21.1 exceed Purchaser’s share of the Firm Fixed Price, as the same may be modified in accordance with the terms of this Contract.

21.2	Partial Termination

If the termination by Purchaser is partial, the price for the non-terminated portion of this Contract shall be increased by an amount equal to the reasonable additional actual, out-of-pocket costs, if any, which must be borne by such portion because of the partial termination, plus a ***** profit on such additional costs; however, in no event will the aggregate of the amounts previously paid by Purchaser under this Contract and the amounts to be paid by Purchaser for the non-terminated portion of this Contract, as increased under this Article 21.2, exceed Purchaser’s share of the Firm Fixed Price, as the same may be modified in accordance with the terms of this Contract.

21.3	Title Transfer

In the event of a termination pursuant to this Article 21, a termination settlement meeting shall be held at a mutually agreed time and place no later than * * * * * days after submission of a claim by Contractor pursuant to Article 21.1. At or prior to the date of such termination settlement meeting, Contractor shall provide Purchaser with such documentation of the costs set forth in Articles 21.1 and 21.2 as Purchaser may reasonably request. Upon mutual agreement of the termination settlement, Contractor may submit an invoice to Purchaser for payment in accordance with the terms of Article 5.2. Upon mutual agreement of the termination settlement, subject to applicable U.S. Government export laws, Contractor shall, at Contractor’s or

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subcontractor’s plant, transfer title and risk of loss to Purchaser of all Deliverable Items referred to in Article 21.1 (a), and all other partially completed or incomplete Deliverable Items for which Contractor is entitled to payment under this Article 21 at the time of the termination settlement. Purchaser may direct Contractor to undertake to reallocate to other uses, and/or to otherwise assist Purchaser in disposing/selling, items subject to termination under this Article 21 for the purpose of receiving a price refund or offset against Contractor’s termination claim. Upon receipt of such direction, Contractor shall, on a * * * * * efforts basis, attempt to reallocate, and/or to otherwise assist Purchaser in disposing/selling, the items and provide a refund (in cases where the amounts generated are greater than Contractor’s termination claim) to Purchaser or an offset (in cases where the amounts generated are less than or equal to Contractor’s termination claim) against Contractor’s termination claim, less any reasonable selling expenses.

21.4	Minimize Termination Costs

In the event of termination pursuant to this Article 21, Contractor shall take all actions necessary to reduce the termination costs due from Purchaser, including but not limited to, the immediate discontinuance of the terminated work under this Contract and the placing of no further orders for labor, materials or services required under the terminated portion of the Contract. Contractor agrees to take such action as may be necessary or as Purchaser may direct for protection of property in Contractor’s possession in which Purchaser may have acquired an interest.

21.5	Continued Efforts

Contractor shall continue performance of the portion of this Contract not terminated. Purchaser shall have no obligations to Contractor with

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respect to the terminated portion of this Contract except as set forth in this Article 21.

21.6	Settlements

Contractor agrees to advise Purchaser in writing of all proposed settlements with vendors in excess of * * * * * in the event of termination under this Article 21, and Contractor further agrees not to enter into any binding settlements until Purchaser has approved the proposed settlement or * * * * * days have elapsed from the date Purchaser was first notified of such proposed settlement.

21.7	Measurement of Costs

Costs shall be determined in accordance with generally accepted accounting principals and verified by an independent certified accounting firm of national reputation mutually acceptable to Purchaser and Contractor with costs therefor * * * * *.

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Pages 64-65 of Exhibit A to Exhibit 10.39 have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ARTICLE 23 – DEFAULT

23.1	Failure to Perform by Contractor

Subject to Article 23.4 below, if: (i) Delivery of a Satellite does not occur within the time specified for delivery thereof * * * * *; (ii) Acceptance of any other Deliverable Item does not occur within the time specified for delivery thereof in this Contract (or, in either case, such longer time as may be agreed to in writing by Purchaser), or (iii) Contractor fails to prosecute the work hereunder or to perform any other material provision of this Contract, thereby endangering performance of this Contract within the time period set forth in Subsection (i) above, * * * * *. Purchaser may terminate this Contract in whole or in part by written notice to Contractor.

23.2	Termination Liability

In the event of a termination for default pursuant to Article 23.1, Contractor shall refund all payments made by Purchaser for the terminated work except with respect to items referred to in Article 23.3, plus * * * * *. In addition, Contractor shall pay to Purchaser all excess costs above the prices set forth herein reasonably incurred by Purchaser in reproducing the work and Deliverables described herein, according to the delivery schedules set forth herein. Such refund, * * * * * and excess reprocurement costs shall be Purchaser’s sole remedy in case of a termination pursuant to Article 23.1, except in the case of * * * * *

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* * * * *.

23.3	Partially Completed Items and Work In Process; Contractor’s Reimbursement for Terminated Work

In the event of termination pursuant to Article 23.1, upon Purchaser’s request, Contractor shall deliver to Purchaser all partially completed items or services and work-in-process.

In the event of termination pursuant to Article 23.1, Contractor shall not be required to refund any amounts, and Purchaser shall remain liable for payment of all amounts, with respect to Deliverable Items for which Acceptance has occurred pursuant to the terms of Article 10 or Article 11, or that are retained by Purchaser whether or not completed, as follows: (i) at the price set forth in this Contract for such items for which an itemized price is set forth herein and (ii) at the reasonable out-of-pocket cost incurred by Contractor for (a) such items for which no itemized price is set forth herein and (b) partially completed items or services and work-in-progress.

23.4	Invalid Default Termination

If, after termination pursuant to Article 23.1, it is finally determined by arbitration, legal proceeding or mutual agreement that Contractor was not in default, or that the default was excusable, the rights and obligations of the Parties shall be the same as if the termination had occurred under Article 21; except that, * * * * *.

23.5	Contractor Termination

Contractor may terminate this Contract upon Purchaser’s failure to comply with any material provision of this Contract by giving written

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notice to Purchaser of its intention to so terminate. Such notice shall set forth the provision or provisions with which Purchaser has failed to comply and a reasonably detailed description of such failure. Such termination shall become effective upon Purchaser’s failure to correct such nonperformance within ***** days (or such longer period as may be agreed to in writing by Contractor) after receipt of such notice from Contractor.

In the event of termination pursuant to this Article 23.5, Contractor shall be paid as if the termination were for convenience pursuant to Article 21. Further, and without limiting Contractor’s other rights or remedies, Contractor may *****. In such case, the fair market value of any Deliverable Items or Contract work-in-progress retained by Contractor shall be offset against Purchaser’s termination liability. If, after termination pursuant to this Article 23.5, it is finally determined by arbitration pursuant to Article 25 that Purchaser did not fail in the performance of its obligations under this Contract, Contractor shall be liable to Purchaser for ***** resulting from such termination of this Contract (in no event exceeding amounts payable to Purchaser pursuant to Articles 23.2 and 23.3, except in the case of *****.

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ARTICLE 24 – RESERVED

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ARTICLE 25 – ARBITRATION

25.1	Arbitration

Any dispute (except as set forth in Article 25.2) arising between the Parties with respect to the performance of obligations under, or interpretation of, this Contract that cannot be settled by negotiation between the Parties within ***** days of written notice from one Party to the other stating such first Party’s intent to resort to arbitration (“Notice of Arbitration”), shall be determined by submission to binding arbitration in accordance with the provisions of the “Uniform Arbitration Act of 1975”, part 2 of article 22 of title 13, Colorado Revised Statutes, as amended from time to time, and not by a lawsuit or resort to court process except as Colorado law provides for judicial review of arbitration proceedings. Any such arbitration shall be conducted in the City and County of Denver, Colorado by a panel of three arbitrators who shall be selected within ***** days of such Notice of Arbitration, as follows: (i) one arbitrator shall selected by each Party; and (ii) the third arbitrator shall be selected by the arbitrators chosen by the Parties. In resolving any dispute, the arbitrators shall apply the substantive laws of the State of New York (without regard to its conflict of law rules), ***** and shall take into account usages, customs and practices in the performance of contracts for the purchase and sale of commercial communications satellites. Proceedings and documents provided and generated in connection with any arbitration hereunder shall be in the English language. Each Party shall bear its own costs and expenses (including the costs and expenses of the arbitrator it selected) and one-half of the costs and expenses of the third arbitrator, unless otherwise determined in the arbitral award. The parties agree that, in no event, shall the arbitrators’ decision include a recovery under any theory of liability, or award in any amount, not expressly allowed under this Contract. In furtherance and without

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Limitation of the foregoing, any award made by the arbitrators shall be *****.

25.2	*****

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ARTICLE 26 – INTER-PARTY WAIVER OF LIABILITY FOR A LAUNCH

26.1	Launch Services Agreement Inter-Party Waiver of Liability

The Parties hereby agree to be bound by the no-fault, no-subrogation inter-party waiver of liability and related indemnity provisions provided in the Launch Services Agreement with respect to the Launch of the Satellite and to use reasonable commercial efforts to cause their respective contractors and subcontractors at any tier (including suppliers of any kind) that are involved in the performance of this Contract and any other person having an interest in the Satellite or any Transponder thereon (including customers of Purchaser), as required by the Launch Services Agreement and as specified by Buyer, to accede to such waiver. The Parties shall execute and deliver any instrument that may be required by the Launch Agency to evidence their agreement to be bound by such waiver. Purchaser and Contractor also shall use reasonable commercial efforts to obtain, from their insurers, and shall use reasonable commercial efforts to cause their respective contractors and subcontractors at any tier (including suppliers of any kind) that are involved in the performance of this Contract and any other person having an interest in any Satellite or any Transponder thereon (including customers of Purchaser) to obtain from their insurers, as required by the Launches Services Agreement and as specified by Buyer, an express waiver of such insurers’ rights of subrogation, subject to terms and conditions as are then customarily available regarding such waivers, with respect to any and all claims that have been waived pursuant to this Article 26.

26.2	Indemnity Related to the Inter-Party Waiver of Liability

Each Party shall indemnify against and hold the other Party harmless from any claim against the other Party, its contractors and subcontractors at any tier (including suppliers of any kind) that are involved in the performance of this Contract, made by the Launch

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Agency or any of its contractors and subcontractors (including suppliers of any kind) that are involved in the performance of the Launch Services Agreement, resulting from the failure of the first Party to waive any liability against, or to use reasonable commercial efforts to cause any other person such Party is obligated to use reasonable commercial efforts to cause to waive any liability against, the Launch Agency or its contractors and subcontractors at any tier (including suppliers of any kind).

26.3	Survival of Obligations

The indemnification and hold harmless obligations provided in this Article 26 shall survive and remain in full force and effect, notwithstanding the expiration or termination of this Contract.

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ARTICLE 27 – CORRECTIVE MEASURES

27.1	Unclenched Satellites

If the performance data from any launched satellite manufactured by Contractor shows that such launched satellite will not or may not meet the performance specifications for such launched satellite at any time during its mission, then Contractor shall, at its sole cost and expense, if applicable, take appropriate corrective measures in the Satellite before it is Launched so as to eliminate therefrom the deficiencies noted in the launched satellite.

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ARTICLE 28 – RESERVED

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ARTICLE 29 – *****

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ARTICLE – 30 *****

30.1

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ARTICLE 31 – RESERVED

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ARTICLE 32 – RESERVED

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ARTICLE 33 – GROUND STORAGE

33.1	Notification

Purchaser may direct Contractor to store the Satellite after completion of SPSR.

33.2	Storage Location

Ground Storage shall be performed at a Contractor controlled facility and shall be conducted in accordance with the satellite storage plan section(s) of the Statement of Work.

33.3	Storage Prices

There shall be no charge for storage and reverification work if the Contractor’s failure to perform is the reason the Satellite is stored, or if the Satellite is stored for less than ***** months.

The firm fixed price for Ground Storage of the Satellite in all other circumstances shall be ***** per month storage cost while the Satellite is in Ground Storage. In addition, Purchaser shall also pay directly or reimburse Contractor for all reasonable costs related to re-verification of system flight assurance and re-verification testing (plus a *****) and for all reasonable additional costs which Contractor would not have incurred had Purchaser not elected Ground Storage of the Satellite (including taxes, tariffs, duties, transportation, insurance, and Launch preparation service-related expenses).

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33.4	Payments

Payments shall be made on the thirtieth day of each month for the prior month’s storage, provided an invoice is received at least ***** days prior to the payment date.

33.5	Title and Risk of Loss

Title and risk of loss to a Satellite delivered for Ground Storage shall remain with Contractor at the storage site. Contractor shall assume full responsibility for any loss or damage to the Satellite during Ground Storage.

33.6	Notification of Intention to Launch a Previously Stored Satellite

Purchaser shall notify Contractor in writing that a Satellite in Ground Storage should be removed from Ground Storage and delivered to the Launch Site. This notification must be received by Contractor not less than ***** prior to the scheduled date for Delivery to the Launch Site of the Satellite. Failure to notify Contractor in a timely manner will result in an adjustment to the Delivery schedule for such Satellite. Contractor shall use its reasonable best efforts to obtain the next available Launch slot, subject to completion of all necessary verification tests.

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ARTICLE 34 – LIMITATION OF LIABILITY

NEITHER PARTY SHALL BE LIABLE DIRECTLY OR INDIRECTLY TO THE OTHER PARTY OR ITS AFFILIATES, OR THEIR OFFICERS, DIRECTORS, EMPLOYEES, CONTRACTORS OR SUBCONTRACTORS AT ANY TIER (INCLUDING SUPPLIERS OF ANY KIND), AGENTS OR CUSTOMERS, TO ITS PERMITTED ASSIGNEES OR SUCCESSOR OWNERS OF ANY SATELLITE OR OTHER DELIVERABLE ITEM OR TO ANY OTHER PERSON CLAIMING BY OR THROUGH SUCH PARTY FOR ANY AMOUNTS REPRESENTING LOSS OF PROFITS, LOSS OF BUSINESS, OR INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION LOST PROFITS, LOST REVENUES OR COSTS OF RECOVERING A SATELLITE (EXCEPT WITH RESPECT TO A THIRD PARTY’S DAMAGES FOR WHICH A PARTY HAS AN INDEMNIFICATION OBLIGATION UNDER ARTICLE 19 OR 20), ARISING FROM OR RELATING TO THE PERFORMANCE OR NONPERFORMANCE OF THIS CONTRACT OR ANY ACTS OR OMISSIONS ASSOCIATED THEREWITH OR RELATED TO THE USE OF ANY ITEMS DELIVERED OR SERVICES FURNISHED HEREUNDER, WHETHER THE BASIS OF SUCH LIABILITY IS BREACH OF CONTRACT, TORT, STATUTE OR OTHER LEGAL OR EQUITABLE THEORY, EXCEPT THAT IN THE EVENT OF *****.

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*****.

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ARTICLE 35 – DISCLOSURE AND HANDLING OF PROPRIETARY
INFORMATION

35.1	Definition of Proprietary Information

For the purpose of this Contract, “Proprietary Information” means all information (other than Deliverable Data, which is subject to the provisions of Article 36), in whatever form transmitted, that is disclosed by such Party (hereinafter referred to as the “disclosing party”) to the other Party hereto (hereinafter referred to as the “receiving party”) relating to the performance by the disclosing party of this Contract and: (i) is identified as proprietary by means of a written legend thereon, or (ii) if disclosed orally, is identified as proprietary at the time of initial disclosure. Proprietary Information shall not include any information disclosed by a Party that (i) is already known to the receiving party at the time of its disclosure, as evidenced by written records of the receiving party, without an obligation of confidentiality at the time of disclosure; (ii) is or becomes publicly known through no wrongful act of the receiving party; (iii) is independently developed by the receiving party as evidenced by written records of the receiving party; (iv) such Party is legally compelled to disclose; or (v) is obtained from a third party without restriction and without breach of this Contract.

35.2	Terms for Handling and Use of Proprietary Information

For a period of ***** years after receipt of any Proprietary Information (or until such time as such Proprietary Information becomes publicly known as provided in Article 35.1), the receiving party shall not disclose Proprietary Information that it obtains from the disclosing party to any person or entity except its and Skynet’s employees and agents who have a need to know in order to perform under this Contract and who have been informed of and have agreed to abide by the receiving party’s obligations under this Article 35. The receiving party shall use not less than the same degree of care to

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avoid disclosure of such Proprietary Information as it uses for its own Proprietary Information of like importance; but in no event less than a reasonable degree of care. Proprietary Information shall be used only for the purpose of performing the obligations under this Contract, or as the disclosing party otherwise authorizes in writing.

IN NO EVENT SHALL EITHER PARTY DISCLOSE OR TRANSFER TECHNICAL INFORMATION OR PROVIDE TECHNICAL SERVICES TO INSURANCE BROKERS, UNDERWRITERS OR OTHER THIRD PERSONS OR ENTITIES WITHOUT THE OTHER PARTY’S PRIOR WRITTEN APPROVAL (WHICH SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED) AND, WHERE REQUIRED, PRIOR APPROVAL OF THE U.S. DEPARTMENT OF STATE.

35.3	Legally Required Disclosures

Notwithstanding the foregoing, in the event that the receiving party becomes legally compelled to disclose Proprietary Information of the disclosing party, including this Contract or other supporting document(s), the receiving party shall, to the extent practicable under the circumstances, provide the disclosing party with written notice thereof so that the disclosing party may seek a protective order or other appropriate remedy, or to allow the disclosing party to redact such portions of the Proprietary Information as the disclosing party deems appropriate. In any such event, the receiving party will disclose only such information as is legally required, and will cooperate with the disclosing party (at the disclosing party’s expense) to obtain confidential and proprietary treatment for any Proprietary Information being disclosed.

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35.4	Title; Return

All Proprietary Information disclosed under this Contract in tangible form (including without limitation information incorporated in computer software or held in electronic storage means) shall be and remain the property of the disclosing party. All notes, memoranda or other materials created or fabricated by the receiving party, including without limitation evaluations, based upon Proprietary information or prepared by the receiving party which includes Proprietary Information shall be considered Proprietary Information for all purposes under this Contract. Upon request of the disclosing party, all such Proprietary Information shall be returned to the disclosing party or shall be destroyed by the receiving party and shall not thereafter be retained in any form by the receiving party. Upon request of the disclosing party, the receiving party shall certify in writing that such party has either returned or destroyed all Proprietary Information previously received from the disclosing party. The rights and obligations of the parties under this Article 35 shall survive any such return or destruction of Proprietary Information.

35.5	Specific Performance

The parties acknowledge and agree that the unauthorized use or disclosure by the receiving party of any Proprietary Information disclosed by the disclosing party would result in irreparable injury to the disclosing party. The parties agree that the disclosing party shall, in addition to and not in lieu of any other available legal or equitable remedies or damages, be entitled to a temporary injunction

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to restrain threatened or actual breaches of the terms of this Article 35 by the receiving party, its agents, employees, representatives and all other persons acting for any of the above-mentioned persons or entities.

35.6	Disclosure of Contract Terms

Notwithstanding anything to the contrary in this Article 35, and subject to applicable export restrictions, the terms and conditions of this Contract may not be disclosed by either Party to any person except with the prior written consent of the other Party, provided, in each case, that the recipient of such information agrees to treat such information as confidential and executes and delivers a confidentiality agreement reasonably acceptable to both Parties or is otherwise subject to confidentiality obligations reasonably satisfactory to both Parties; provided, further, that either Party shall have the right to disclose such information as is required under applicable law or the binding order of a court or government agency; and provided further that Purchaser shall have the right to disclose any or all of the terms and conditions of this Contract to Skynet and to its and Skynet’s insurance brokers and underwriters as Purchaser deems necessary in its sole judgment.

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ARTICLE 36 – INTELLECTUAL PROPERTY RIGHTS - RIGHTS IN DATA

36.1	Intellectual Property Rights

Contractor hereby grants to Purchaser a fully-paid up, royalty free, irrevocable, and non-exclusive license to practice and have practiced throughout the world exclusively for the purpose of (i) operating, maintaining or using the Deliverable Items, or (ii) developing, operating, maintaining or using ground equipment with such Deliverable Items any inventions (including without limitation software), whether patented or unpatented or otherwise subject to intellectual property protections, now or hereafter owned by Contractor, or to which Contractor has or may acquire rights, which inventions are incorporated in any Deliverable Item or required in order to practice or have practiced any invention incorporated in any Deliverable Item.

36.2	Rights in Data

Contractor shall retain title to all Deliverable Data utilized or developed by Contractor during the performance of this Contract. Subject to U.S. export regulations and applicable export restrictions, Purchaser’s officers, directors, employees, consultants and representatives shall have the non-exclusive right to obtain and use the Deliverable Data for any and all purposes related to the testing, operation, use and maintenance of the Satellite. With the sole exception of Skynet, Purchaser’s officers, directors, employees, consultants and representatives shall not disclose Deliverable Data to other companies, organizations or persons without the express prior written consent of Contractor, which consent shall not be unreasonably withheld or delayed. Purchaser shall have no rights in Deliverable Data other than as expressly stated in this Contract, and title to

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Deliverable Data shall not pass to Purchaser or any other entity pursuant to the terms hereof.

36.3	No Additional Obligation

Nothing contained in this Article shall require Contractor to provide any data other than as set forth in the Statement of Work.

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ARTICLE 37 – PUBLIC RELEASE OF INFORMATION

Either Party intending to disclose publicly whether through the issuance of news releases, articles, brochures, advertisements, prepared speeches or other information releases concerning this Contract or the transactions contemplated herein shall obtain the prior written approval of the other Party with respect to the content and timing of such issuance. A Party’s approval under this Article 37 shall not be unreasonably delayed or denied. Notwithstanding the above, either Party may release information described herein as required by securities laws or other applicable laws.

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ARTICLE 38 – NOTICES

38.1	Written Notification

Each notice or correspondence required or permitted to be given hereunder shall be given in writing (except where oral notice is specifically authorized) to the respective addresses or facsimile numbers and to the attention of the individuals set forth below by facsimile transmission, overnight courier or first class registered or certified mail, return receipt requested, postage prepaid. The sending of such notice with confirmation of successful receipt of the complete transmission (in the case of facsimile transmissions) or receipt of such notice (in the case of delivery by first class registered or certified mail or by overnight courier service) shall constitute the giving thereof.

In the case of Purchaser:

Echostar Orbital Corporation II
5701 South Santa Fe Drive
Littleton, CO 80120
Attn: David Moskowitz, Esq.
Telephone No.: (303) 723-1040
Facsimile No.: (303) 723-1608

With a separately delivered copy to:

Charlie Ergen and Rohan Zaveri
(at the same address)

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In the case of Contractor:

Space Systems/Loral, Inc.
3825 Fabian Way, Mailstop G-28
Palo Alto, CA 94303-4697
Attn.: Karen Carissimi
Telephone No.: (650) 852-5403
Facsimile No.: (650) 852-4623

38.2	Change of Address

Either Party may from time to time change its notice address or the persons to be notified by giving the other Party written notice (as provided above) of such new information and the date upon which such change shall become effective.

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ARTICLE 39 – RISK MANAGEMENT

39.1	Contractor, using Willis or such other broker as may be designated by Purchaser from time to time as its broker, shall use its reasonable best efforts to obtain quotes for launch and/or in-orbit insurance on such terms and conditions (including without limitation the sum insured) as Purchaser may from time to time request. In the event that Purchaser, in its sole discretion, elects to accept one of the quotes obtained by Contractor, then Purchaser shall direct Contractor in writing to procure such insurance (the “Insurance Policy”). Upon Contractor’s receipt of such written request, Contractor shall promptly procure the Insurance Policy. Upon procurement of the Insurance Policy, this Contract shall be modified to incorporate the price of the Insurance Policy (on a pass-through basis, without Contractor mark-up) and the Payment Plan attached hereto as Exhibit A shall be updated accordingly to reflect that Purchaser’s payment to Contractor of any amounts due under the Insurance Policy from Contractor shall be made *****.

39.2	Purchaser shall be the named insured and loss payee under any insurance policy placed by Contractor under this Article 39. In the event that, notwithstanding the foregoing, any loss is paid to Contractor under the Insurance Policy, then Contractor agrees to hold such amounts in trust for Purchaser and to pay such amounts to Purchaser within ***** days after Contractor receives the

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corresponding payment from the insurers and, for the avoidance of doubt, Contractor shall only be obligated to make payment to Purchaser under this Article 39.2 to the extent that Contractor receives payment from the insurers. Notwithstanding the foregoing, Contractor shall reasonably cooperate with Purchaser in recovering all amounts due from the insurers under the Insurance Policy, in which case Purchaser shall be entitled to direct and control any litigation and settlement negotiations arising in connection therewith and Purchaser shall (whether incurred by Purchaser or Contractor) pay all costs of litigation and administrative costs and expenses, including attorney’s fees, incurred in connection with the prosecution of any such litigation. Purchaser shall comply with all material terms and conditions in the Insurance Policy necessary for the payment of claims, including any terms and conditions relating to salvage.

39.3	Regardless of whether Purchaser or Contractor is attempting to procure insurance regarding risks relating to the Launch or in orbit operation of the Satellite, Contractor shall, at its own cost and expense, timely provide all reasonable assistance requested by Purchaser in connection with the procurement of insurance for a Satellite, provide such Contractor information regarding a Satellite as is reasonably requested by Purchaser’s or Contractor’s brokers and underwriters, and perform technical presentations to brokers and underwriters. In addition, Contractor shall provide such Contractor information regarding a Satellite as is reasonably requested by the insurer(s) of a Satellite and will cooperate in any insurance reviews.

39.4	Contractor shall obtain and at all times maintain insurance coverage against all risks of loss and damage to a Satellite and its components during the period from EDC until Launch in an amount equal to the then-current amount necessary to pay all amounts owing to Purchaser hereunder in the event of loss or destruction of the applicable Satellite.

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39.5	Third Party Indemnity Insurance

Contractor shall cause Purchaser to be named as an additional insured under any and all insurance policies procured by the Launch Agency with respect to the Launch of any Satellite.

39.7	Other Insurance Terms

Contractor shall have Purchaser and/or its designees named as an additional insured on the insurance policy referenced in Articles 39.4 above. Contractor agrees to furnish to Purchaser certificates of insurance and the underlying policies evidencing that all insurance required pursuant to Articles 39.4 is in full force and effect. Contractor covenants and agrees not to change any of the material terms and conditions of said policies of insurance which are relevant to this Contract without first obtaining the written consent of Purchaser (which consent shall not be unreasonable withheld). The certificates of insurance and underlying policies shall contain an endorsement setting forth that the insurer cannot terminate or materially amend the provisions of the insurance without prior written notification to Purchaser at least ***** days before such termination or amendment. Contractor shall use reasonable commercial efforts to cause such insurance policies to contain a waiver of subrogation rights by the insurer against Purchaser, its Affiliates and their owners, officers, directors, employees, agents, subcontractors, and customers.

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ARTICLE 40 – ORDER OF PRECEDENCE

In the event of conflict among the terms of the Preamble, Articles 1 to 46 and the Attachments to this Contract, on the one hand, and the Exhibits, on the other hand, the following order of decreasing precedence shall apply:

•	This Contract (Preamble and Articles 1 through 46 and Attachments A and B)

•	Exhibit A Statement of Work

•	Exhibit B Performance Specification

•	Exhibit C Product Assurance Program Plan

•	Exhibit D Test Plan

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ARTICLE 41 – GENERAL

41.1	Binding Effect; Assignment

This Contract shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Except as otherwise expressly set forth to the contrary herein, this Contract may not be assigned, either in whole or in part, by either Party without the express written approval of the other Party. Such approval shall not be unreasonably withheld or delayed. Contractor may require, as a condition of approving an assignment by Purchaser, that the proposed assignee establish irrevocable letters of credit, guarantees or other comparable assurances satisfactory to Contractor prior to such assignment becoming effective and that Purchaser remain primarily or secondarily liable hereunder. Either Party, upon prior written notice to the other Party, may grant security interests in its rights hereunder to lenders that provide financing for the performance by such Party of its obligations under this Contract or for the subject matter hereof. In the event that either Party is sold to or merged into another entity that shall be deemed an assignment requiring the other party’s approval hereunder. Notwithstanding anything to the contrary herein, Purchaser may assign this Contract, in whole or in part without Contractor’s approval and without regard to the conditions set forth in the fourth sentence of this Article 41.1, to a person or entity that directly or indirectly controls, is controlled by or is under common control with Purchaser.

41.2	Severability

If any provision of this Contract is declared or found to be illegal, unenforceable or void, the Parties shall negotiate in good faith to agree upon a substitute provision that is legal and enforceable and is as nearly as possible consistent with the intentions underlying the original

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provision. If the remainder of this Contract is not materially affected by such declaration or finding and is capable of substantial performance, then the remainder shall be enforced to the extent permitted by law.

41.3	Captions

The captions contained herein are for purposes of convenience only and shall not affect the construction of this Contract.

41.4	Relationships of the Parties

It is expressly understood that Contractor and Purchaser intend by this Contract to establish the relationship of independent contractors only, and do not intend to undertake the relationship of principal and agent or to create a joint venture or partnership or any other relationship, other than that of independent contractors, between them or their respective successors in interests. Neither Contractor nor Purchaser shall have any authority to create or assume, in the name or on behalf of the other Party, any obligation, expressed or implied, or to act or purport to act as the agent or the legally empowered representative of the other Party, for any purpose whatsoever.

41.5	Entire Agreement

The original contract between EchoStar Orbital Corporation (“EOC”) and Space Systems/Loral, Inc. dated February 22,2000, regarding the EchoStar 9 Satellite Program (121° W.L.), as previously amended (the “Original Contract”), is hereby amended, restated and superceded in its entirety by this Amended and Restated Contract effective as of July 1, 2003. This Amended and Restated Contract including all Exhibits and the Attachments hereto, represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations and agreements with respect to the subject matter hereof. This Contract may not be modified or amended, and the Parties’ rights and obligations may not

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be waived, except by the written agreement of both Parties. EOC assigned the Original Contract in whole to Purchaser (an entity under common control with EOC) effective as of November 14, 2002 (the “Assignment”). Although not required under Section 41.1 but for the avoidance of doubt, Contractor hereby grants its express written approval of the Assignment.

41.6	Standard of Conduct

Both Parties agree that all their actions in carrying out the provisions of this Contract shall be in compliance with applicable laws and regulations and neither Party will pay or accept bribes, kickbacks or other illegal payments, or engage in unlawful conduct.

41.7	Construction

This Contract, the Exhibits and the Attachment hereto have been drafted jointly by the Parties and in the event of any ambiguities in the language hereof, there shall be no inference drawn in favor of or against either Party.

41.8	Counterparts

This Contract may be signed by facsimile and in any number of counterparts with the same effect as if the signature(s) on each counterpart were upon the same instrument.

41.9	Applicable Law

This Contract shall be interpreted, construed and governed, and the rights of the Parties shall be determined, in all respects, according to the laws of the State of New York without regard to its conflict of law rules.

99

Use or discloser of the data contained on this sheet is subject to the restriction on the title page.

41.10	Survival

Termination or expiration of this Contract for any reason shall not release either Party from any liabilities or obligations set forth in this Contract that (i) the Parties have expressly agreed shall survive any such termination or expiration or (ii) remain to be performed or by their nature would be intended to be applicable following any such termination or expiration.

41.11	U.N. Convention on the International Sales of Goods

The U.N. Convention on the International Sales of Goods shall not apply or otherwise have any legal effect with respect to this Contract.

41.12	Waiver

No delay or omission by either party to exercise any right or power shall impair any such right or power or be construed to be a waiver thereof. No payment of money by any person or entity shall be construed as a waiver of any right or power under this Contract. A waiver by any party of any of the covenants, conditions or contracts to be performed by the other party or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant, condition or contract herein contained. No change, waiver or discharge hereof shall be valid unless in writing and signed by a duly authorized representative of the party against which such change, waiver or discharge is sought to be enforced.

100

Use or discloser of the data contained on this sheet is subject to the restriction on the title page.

ARTICLE 42 – ATTACHMENTS

The following Attachments are incorporated in this Contract:

     Attachment A     Payment Plan

     Attachment B     Sea Launch E-mail

101

Use or discloser of the data contained on this sheet is subject to the restriction on the title page.

ARTICLE 43 – RESERVED

102

Use or discloser of the data contained on this sheet is subject to the restriction on the title page.

ARTICLE 44 – RESERVED

103

Use or discloser of the data contained on this sheet is subject to the restriction on the title page.

ARTICLE 45 – ANTICIPATED LIFE OF SATELLITE

Contractor hereby represents and warrants to Purchaser that each Satellite will have an orbital maneuver life of at least 15 years after Acceptance of the applicable Satellite pursuant to Article 10 above, with industry standard margins, assuming that the Satellite is successfully Launched and operates in accordance with the Performance Specification.

104

Use or discloser of the data contained on this sheet is subject to the restriction on the title page.

ARTICLE 46 – KEY PERSONNEL

The Contractor will assign properly qualified and experienced personnel to the program contemplated under the Contract. Personnel assigned to the following positions shall be considered “Key Personnel”:

a)	*****

b)	*****

c)	*****

d)	*****

e)	*****

The Purchaser shall have the right to approve the Contractor’s *****. Key Personnel shall not be assigned to other duties without the Contractor giving prior written notice to and consulting with the Purchaser. The Contractor shall provide a chart to the Purchaser of the program Key Personnel and shall keep such chart current.

*****

105

Use or discloser of the data contained on this sheet is subject to the restriction on the title page.

IN WITNESS THEREOF, the Parties have executed this Contract by their duly authorized officers as of the date first set forth above.

EchoStar Orbital
Space Systems/Loral, Inc.		Corporation II

By:	/s/ C.P. DeWitt	By:	/s/ David K. Moskowitz

Name:	C.P. DeWitt	Name:	David K. Moskowitz

Title:	Exec V. P.	Title:	Senior Vice President & General Counsel

106

Use or discloser of the data contained on this sheet is subject to the restriction on the title page.

ATTACHMENT A

PAYMENT PLAN

MONTHS
AFTER
EDC	MILESTONES	AMOUNT DUE
SPACECRAFT MILESTONE
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
	SUB-TOTAL	*****

107

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SEA LAUNCH MILESTONE (Estimated Payment Date)
*****	*****	—
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****		*****
*****	*****	*****
	SUB-TOTAL	*****
OTHER
	*****	*****
	Total Insurance Premiums (if any) (premiums for insurance covering Purchaser’s interests in the Satellite (if any) shall be passed through to the Purchaser as incurred by Contractor under Article 39)	*****
	GRAND TOTAL PRICE (excluding insurance premiums, if any)	*****

* “L” means the first day of the Launch Period, Launch Slot or Launch Date (or terms of comparable meaning) as then currently in effect under the terms and conditions Launch Services Agreement.

**

*****

108

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ATTACHMENT B

Sea Launch E-Mail

109

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

Exhibit A

EchoStar IX Statement of Work

12 October 2000

Prepared for:
EchoStar Orbital Corporation

Prepared by
Space Systems/Loral
3825 Fabian Way
Palo Alto, California 94303-4201

This document contains data and information proprietary to Space Systems/Loral. This data shall not be disclosed, disseminated, or reproduced, in whole or in part, without the express prior written consent of Space Systems/Loral

***********************************

29 pages of Exhibit A to Exhibit A to Exhibit 10.39 have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

13 November 2002

RAS Initials: 5 October 2001

Original: October 18, 2000

EXHIBIT B

ECHO 9 PERFORMANCE SPECIFICATION

Prepared for:

EchoStar Communications Corporation
5701 S. Santa Fe Drive
Littleton, CO 80120

Prepared by:

Space Systems/Loral
3825 Fabian Way
Palo Alto, California 94303-4201

This document contains data and information proprietary to Space Systems/Loral. This data shall not be disclosed, disseminated, or reproduced, in whole or in part, without the express prior consent of Space Systems/Loral.

***********************************

85 pages of Exhibit B to Exhibit A to Exhibit 10.39 have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

EchoStar 8/9
Product Assurance Plan

May 11, 2000

This document contains data and information proprietary to
Space Systems/Loral. This data shall not be disclosed,
disseminated, or reproduced, in whole or in part, without the express prior written consent of Space Systems/Loral.

Prepared for:
EchoStar Communications Corporation
5701 S. Santa Fe Drive
Littleton, CO 80120

Prepared by:
Space Systems/Loral
3825 Fabian Way
Palo Alto, CA 94303-4604

PROPRIETARY

***********************************

16 pages of Exhibit C-l to Exhibit A to Exhibit 10.39 have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Document No. E038152, Rev. 4
CAGE ODJH2

ECHOSTAR SATELLITE SYSTEM

PART TWO

COMMERCIAL PROGRAMS
PRODUCT ASSURANCE PLAN

Revision 4

14 February 2000

Prepared by:
Space Systems/LORAL
3825 Fabian Way, Palo Alto, CA 94303-4604

PROPRIETARY
©Loral

***********************************

143 pages of Exhibit C-2 to Exhibit A to Exhibit 10.39 have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Exhibit D

EchoStar 9 Satellite Program
Test Plan

17 October 2000

Prepared for:
EchoStar Orbital Corporation

Prepared by
Space Systems/Loral
3825 Fabian Way
Palo Alto, California 94303-4201

This document contains data and information proprietary to Space Systems/Loral. This data shall not be disclosed, disseminated, or reproduced, in whole or in part, without the express prior written consent of Space Systems/Loral.

EchoStar 9 Test Plan

Use or disclosure of the data contained on this sheet is subject to the restriction on the title page.

***********************************

109 pages of Exhibit D to Exhibit A to Exhibit 10.39 have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.